UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1 )

Filed by the Registrant[x]

Filed by a Party other than the Registrant[ ]

Check the appropriate box:
[x]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to §240.14a -12

SMART-TEK SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SMART-TEK SOLUTIONS, INC.
1100 Quail Street, Suite 100
Newport Beach, CA 92660
(866) 257-6675

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

August _ , 2010

Dear Shareholders:

     You are cordially invited to attend the Special Meeting of Shareholders of Smart-Tek Solutions, Inc., a Nevada corporation (the “Company”), to be held on _________, __ , 2010, commencing at 10:30 a.m. Pacific Standard Time , at 11838 Bernardo Plaza Ct, Suite 240, San Diego, CA 92128.

At the Special Meeting, the Shareholders will vote upon the following:

1. to approve the sale of the Company’s wholly owned subsidiary Smart-Tek Communications Inc. to its president and founder Perry Law.

2. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on ___________________as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the meeting.

Sincerely yours,

/x/ Brian Bonar
__________________________________
Brian Bonar
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON ________ , 2010.

THE PROXY STATEMENT IS AVAILABLE AT WWW.SMART-TEKSERVICES.COM WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING, WE ASK THAT YOU VOTE BY PROXY BY FOLLOWING INSTRUCTIONS PROVIDED IN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE, PLEASE FOLLOW THE VOTING INSTRUCTION SENT TO YOU BY YOUR BROKER, BANK, OR OTHER NOMINEE IN ORDER TO VOTE YOUR SHARES.

EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A VALID PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER

Table of Contents - continued	Page

Annex A - Financial Advisor Valuation

Annex B- Amended Stock Purchase Agreement

Annex C -Consolidated Financial Statements of Smart-Tek Solutions, Inc. June 30, 2009 and 2008

Annex D -Interim Consolidated Financial Statements of Smart-Tek Solutions, Inc, March 31, 2010 and 2009

SMART-TEK SOLUTIONS, INC.
1100 Quail Street, Suite 100
Newport Beach, CA 92660
(866) 257-6675

Proxy Statement

SUMMARY TERM SHEET

The following summary, together with the question and answer section, provides an overview of the proposed sale of our wholly owned subsidiary Smart-Tek Communications Inc. to its president and founder Perry Law. Smart-Tek Communications Inc. (as defined below) discussed in this Proxy Statement and the attached appendices. This summary also contains cross-references to the more detailed discussions elsewhere in this Proxy Statement. This summary may not contain all of the information that is important to you. To understand fully the proposed sale of our owned subsidiary Smart-Tek Communications Inc. and for a more complete description of the terms thereto, you should carefully read this entire Proxy Statement, including the information incorporated by reference, and the attached appendices in their entirety.

Sale of Smart-Tek Communications Inc. (see page 11)

      Smart-Tek Solution, Inc. (“STTN”) has entered into the Share Purchase Agreement (the “Share Purchase Agreement”) with Perry Law (the “Purchaser”) whereby STTN will sell to the Purchaser the issued and outstanding shares of our wholly owned subsidiary Smart-Tek Communications Inc. (“SCI”) in exchange for certain debt owed to Mr. Law.

      SCI is in the business of design, sale, installation and service of security technology with electronic hardware and software products. Its projects range from residential and commercial developments to system upgrades and monitoring contracts. For the fiscal year ended June 30, 2009, the SCI Business had revenues of $3.3 million or 100% of our total revenue and net loss of $96K or 100% of our loss. At June 30, 2009, the SCI Business had total assets of $1million or 100% of our total assets. As of nine months year to date March 30, 2010, our SCI Business had revenues of $3,870,683 or 46.4% of total revenue and net income of $1,243 or 0% of total net income. At March 30, 2010, the SCI Business had total assets of $1.6 million or 30.0% of our total assets and liabilities of $2.3 million or 45.8% of our total liabilities.

The Parties Involved in the Sale (see page 11)

     Smart-Tek Solution, Inc. (the “Company” or “STTN”) has entered into the Share Purchase Agreement (the “Share Purchase Agreement”) dated April 1, 2010 with Perry Law (the “Purchaser”) pursuant to which the Company will sell to the Purchaser the issued and outstanding shares of our wholly owned subsidiary Smart-Tek Communications Inc. (“SCI”) in exchange for certain debt owed to the Purchaser and the assumption of certain debts of the Company by the Purchaser .

     Perry Law is currently a member of the board of directors of the Company and is the founder and president of SCI. Because of his personal interest in the matters to be voted on at the Meeting, Mr. Law will not vote any of the issued and outstanding shares of the Company beneficially owned by him at the Meeting.

     SCI is in the business of design, sale, installation and service of security technology with electronic hardware and software products. Its projects range from residential and commercial developments to system upgrades and monitoring contracts. As of nine months year to date March 30, 2010, SCI had revenues of $3,870,683 or 46.4% of total revenue and net income of $1,243 or 0% of total net income. At March 30, 2010,SCI had total assets of $1,600,000 or 30.0% of our total assets and liabilities of $2,300,000 or 45.8% of our total liabilities.

Consideration for the Sale (see page 11)

The aggregate purchase price of Smart-Tek Communications, Inc. is $821,757 allocated as follows:

(a)

$821,756 of the purchase price shall be paid and satisfied by setting-off the Company’s indebtedness to the Perry Law pursuant to a Loan, including all accrued and unpaid interest there under up to the date that the sale close; and

(b)	$1.00 of the purchase price shall be paid by Perry Law for transferring 32,817 shares owned by him to the Company; and

Required Vote (see page 9)

     The Company is seeking the affirmative vote of holders of a majority of the outstanding shares of common stock is required in order to approve the sale of SCI. Because the affirmative vote of a majority of the votes entitled to be cast at the Special Meeting is required to approve the sale of SCI, abstentions, broker “non-votes” and shares not represented at the Special Meeting will have the same effect as a vote “AGAINST” the sale of SCI. Properly executed proxies that do not contain voting instructions will be voted “FOR” the approval of the sale of the SCI Business.

     The executive management and directors of Smart-Tek Solutions, Inc. holds voting rights with respect to 45,032,817shares of common stock of Smart-Tek Solutions, Inc. issued and outstanding on the record date, or 65.0% of the issued and outstanding shares of Smart-Tek Solutions, Inc. With the exception of Perry Law, who has an interest in the transaction, our executive officers and directors have indicated to us that they intend to vote all these shares of Smart-Tek Solutions, Inc. common stock in favor of the approval of the Stock Purchase Agreement and the sale.

Reasons for the Sale of the Smart-Tek Communications Inc. business (see page 12)

     Smart-Tek Solutions Inc.’s board of directors has concluded that the sale is in the best interests of Smart-Tek Solutions Inc. and its stockholders. In arriving at this conclusion, the board of directors considered a number of factors, including the following:

     Smart-Tek Solutions Inc.’s board of directors has concluded that the sale is in the best interests of Smart-Tek Solutions Inc. and its stockholders. In arriving at this conclusion, the board of directors considered a number of factors, including the following favorable factors supporting the sale: 1) Smart-Tek Solutions is seeking a higher return on assets than it is currently receiving on its investment in Smart-Tek Communications Inc. (“SCI”); 2) Current Management cannot afford and no longer desires to keep funding the cash shortage that SCI creates; 3)The sale of the Smart-Tek Communications Inc. business will permit Smart-Tek Solutions Inc. to focus on its new line of business; 4) The new business unit is led by experienced directors and executives with the ability to grow the company; 5) Management believes that by focusing on one business line that is fast growing and profitable, that the access to capital would increase thus providing for growth by acquisition as well as organically; and 6) The board of directors received a fairness opinion from The EMCO/ Hanover Group dated November 13, 209 which concluded that the terms of the sale are fair, from a financial viewpoint to Smart-Tek Solutions and the Shareholders.

Fairness Opinion of Financial Advisor to the Board of Directors (see page 14)

      Our financial advisor, The EMCO/Hanover Group, delivered a written opinion to our Board of Directors as to the fairness to the holders of our common stock of the sale of the SCI Business, The full text of the written opinion of The EMCO/Hanover Group, dated November 13, 2009, is attached as Appendix B to this Proxy Statement and should be read in its entirety for a description of the procedures followed, assumptions made, matters concerned and limitations on the review undertaken. We paid The EMCO/Hanover Group a fee for the delivery of this opinion.

Interests of the Directors, Executive Officers and Other Parties (see page 13)

     One director of Smart-tek Solutions, Inc. has a direct substantial interest by security holdings or otherwise, in the sale that is not otherwise shared by all others Mr. Bonar holds 64.9% percent of the issued and outstanding shares of Smart-tek Solutions, Inc.

The Stock Purchase Agreement (see page 14)

     The Stock Purchase Agreement provides that Smart-tek Solutions, Inc. will sell all of the issued and outstanding stock of Smart-tek Communications Inc. for the purchase price. Upon consummation of the purchase and sale of the stock of Smart-tek Communications, Inc. as contemplated by the Stock Purchase Agreement, Perry Law will own all of the issued and outstanding stock of Smart-tek Communications, Inc.

     The Stock Purchase Agreement provides, among other things, detailed descriptions of the conditions to the closing of the sale, termination provisions, representations and warranties and covenants made by each of the parties thereto and indemnity provisions of the Stock Purchase Agreement

     The Share Purchase Agreement is attached to this Proxy Statement as Appendix A. We encourage you to read the Share Purchase Agreement carefully.

Conditions to Closing (see page 15, 18)

     Closing of the transactions contemplated under the Stock Purchase Agreement is subject to customary closing conditions, including approval of the transaction by the stockholders of Smart-tek Solutions, Inc., the accuracy of representations and warranties of the parties, the performance of covenants by the respective parties and the absence of certain litigation regarding the sale.

     Assuming the closing conditions are met to the satisfaction of Smart-tek Communications and Perry Law or waived, a date will be set for closing, which the parties currently anticipate will be in the first fiscal quarter of 2011.

Representations and Warranties (see page 15)

     The Asset Purchase Agreement contains customary representations and warranties of the parties relating to, among other things, their authority to enter into the Share Purchase Agreement.

Other Covenants (see page 18)

     The obligations of the parties to complete the sale of the SCI Business are subject to certain customary covenants, including, among other things:

  the accuracy in all material respects of all of our representations and warranties in the Share Purchase Agreement;

  our performance in all material respects of all of our covenants and obligations under the Share Purchase Agreement to be performed or complied with by us prior to the completion of the proposed sale of the SCI Business;

  no pending litigation

Indemnification (see page 19)

     The Asset Purchase Agreement provides that each party will indemnify the other for any losses incurred as a result of, among other things, breaches of representations, warranties and covenants.

     Smart-tek Solutions, Inc. (“STTN”) will indemnify and hold harmless the Purchaser and its affiliates and associates from and against any claim, loss, liability (including without limitation for income, capital withholding, stamp duty, excise or other taxes whatsoever or howsoever incurred), damage or expense (including reasonable legal fees) which the Purchaser and/or its affiliates, directly or indirectly, incur, suffer or otherwise become liable for by reason of, or which will result from, arise out of or be based, directly or indirectly upon: (i) the inaccuracy of any representation or warranty made by STTN hereunder; and (ii) the failure of STTN to comply with any covenant or agreement made by STTN hereunder.

Perry Law (the “Purchaser”) will indemnify and hold harmless STTN from and against any claim, loss, liability, damage or expense (including reasonable legal fees) (each "STTN's Loss") which STTN will, directly or indirectly, incur or suffer by reason of, or which will result from, arise out of or be based upon: (i) the inaccuracy of any representation or warranty made by the Purchaser hereunder; or (ii) the failure of the Purchaser to comply with any covenant or agreement made by the Purchaser hereunder.

Termination of the Stock Purchase Agreement (see page 19)

If the Closing does not occur on or before ____________, 2010, either Party may, upon notice to the other Party, terminate this Agreement with immediate effect.

Related Party Transactions (See page 20)

     During the period ended December 31, 2009, the Company’s wholly owned subsidiary paid $507,866 in management salaries to its President and Vice president which included bonuses of $445,536. Consulting fees of $46,982 were also incurred during the period. Such costs have been reflected in the accompanying statement of operations. Amounts due to officers and directors were $821,756 as of December 31, 2009.

Certain Material Federal and State Income Tax Consequences (see page 25)

     The sale contemplated by the Share Purchase Agreement will be a non- taxable transaction to us for United States federal and state income tax purposes.

Accounting Treatment (see page 20)

     We will record the sale of the SCI Business in accordance with generally accepted principles in the United States. Upon completion of the disposition, we will recognize a small gain for financial statement purposes equal to the net proceeds (sum of purchase price less expenses of the sale) less the book value of the assets and liabilities vended out.

Appraisal Rights (see page 25)

     Our shareholders do not have appraisal rights under Nevada Revised Statutes in connection with the sale of the SCI Business.

Regulatory Approvals (see page 25)

     We are not aware of any federal or state regulatory requirements that must be complied with or approvals that must be obtained to complete the sale of the SCI Business. The filing of this Proxy Statement with the Securities Exchange Commission (the “SEC”) is not required by the Nevada Revised Statutes. If any approvals or filings are required, we will use our commercially reasonable efforts to obtain those approvals and make any required filings before completing the transactions contemplated by the Share Purchase Agreement.

Recommendation of our Board of Directors Regarding the Sale of the SCI Business (see page 20)

     After careful consideration, our board of directors recommends that you vote “FOR” the proposal to approve the sale pursuant to the Stock Purchase Agreement, authorizing Smart-tek Solutions, Inc. to consummate the sale pursuant to the terms of the Stock Purchase Agreement.

SMART-TEK SOLUTIONS, INC.
1100 Quail Street, Suite 100
Newport Beach, CA 92660
(866) 257-6675

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING ON _______, 2010

     Why did I receive this proxy statement?

     The Board of Directors of Smart-Tek Solutions Inc. (the “Company” or “STTN”) is soliciting your proxy to vote at the Special Meeting of the Stockholders of the Company on _________, 2010 (the “Meeting”) because you were a stockholder at the close of business on ____ __, 2010, the record date, and are entitled to vote at the Meeting.

     This proxy statement and 2009 Annual Report (the “Proxy Materials”), along with either a proxy card or a voting instruction card were first sent on or about ______, 2010 to all stockholders of record at the close of business on the record date.

     What is the difference between holding shares as a shareholder of record and as a beneficial owner?

     If your shares are registered directly in your name with STTN’s transfer agent, Corporate Stock Transfer Inc, you are considered, with respect to those shares, the “shareholder of record.” The Proxy Material and proxy card have been sent directly to you by STTN.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Proxy Materials have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet.

What am I voting on?

1. Approve the sale of our wholly owned subsidiary Smart-Tek Communications Inc. (“SCI”) to its president and founder Perry Law.

2. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote FOR the sale of our wholly owned subsidiary Smart-TekCommunications Inc. to its president and founder Perry Law

How do I vote?

You may vote using any of the following methods:

Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope. If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will FOR the sale of our wholly owned subsidiary Smart-Tek Communications Inc. to its president and founder Perry Law.

By telephone or the Internet (for beneficial owners only). Beneficial owners may be able to vote using telephone and Internet voting, depending on the voting processes of your broker, bank or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

In person at the Meeting. All shareholders may vote in person at the Meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the meeting.

What can I do if I change my mind after I vote my shares?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Meeting by:

sending written notice of revocation to the Corporate Secretary of the Company;

submitting a revised proxy after the date of the revoked proxy; or

attending the Meeting and voting in person.

     If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

     What constitutes a quorum?

     As of the record date, ____________shares of STTN’s common stock were issued and outstanding. A majority of the total shares of STTN's common stock issued and outstanding and entitled to vote constitutes a quorum for the purpose of adopting proposals at the Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

     If you are a beneficial owner of shares and you do not provide your voting instructions to your broker, bank or nominee, that firm has discretion to vote your shares for certain routine matters. Your broker, bank or nominee does not have discretion to vote your shares for non-routine matters. The sale of our wholly owned subsidiary Smart-Tek Communications Inc. to its president and founder Perry Law (Proposal No. 1) is a non-routine matters and your broker, bank or nominee may not vote on those items absent your instructions. When a broker, bank or nominee votes a beneficial owner’s shares on some but not all of the proposals, because it is unable to vote due to the beneficial owner’s failure to provide voting instructions on a matter as to which the broker, bank or nominee has no discretion to vote otherwise, the missing votes are referred to as “broker non-votes.” Those shares will be included in determining the presence of a quorum at the Special Meeting so long as there is at least one routine matter that they can vote on, as is the case with the Annual Meeting, but are not counted as votes “cast” on the non-routine items.

      In addition, votes withheld and abstentions, on any matter, are included in determining the presence of a quorum.

     What is the voting requirement to approve each of the proposals?

     The proposal to approve the sale of our wholly owned subsidiary Smart-Tek Communications Inc. to its president and founder Perry Law requires the affirmative vote of a majority of the votes cast for approval. If you are present or represented by proxy at the Meeting and you abstain, your abstention, as well as broker non-votes, are not counted as votes “cast” on these specified matters.

     If any other matters are properly brought before the Meeting, including adjournment of the Meeting and any other matters incident to the conduct of the Meeting, it is the intention of the persons named in the proxy card and voting instruction card to vote on such matters in accordance with their best judgment. Discretionary authority for them to do so is contained in the proxy card and voting instruction card. The Special Meeting may be adjourned from time to time by approval of a majority of votes cast by holders of shares present at the Annual Meeting, whether or not a quorum exists.

     Your vote is very important to us. Please review the Proxy Materials and follow the relevant instructions to vote your shares. We hope you will exercise your rights and fully participate as a shareholder.

     How many votes do I have?

     You are entitled to one vote for each share of our common stock that you hold as of the record date.

     Who will count the vote?

     The Company Treasurer will act as inspector of election.

     Where can I find the results of the vote at the Special Meeting?

     The Company intends to disclose the final voting results on Form 8-K within four business days after the Meeting.

     Who can attend the Special Meeting?

     All shareholders as of the record date may attend the Meeting but must have valid photo identification and, if you are a beneficial owner (your shares are held through a bank, broker or nominee), you must also provide current evidence of your ownership of shares, which you can obtain from your broker, bank or nominee.

     Who bears this cost of this proxy solicitation?

     The expense of this solicitation, including the cost of preparing, assembling and mailing the Proxy Material and proxy cards, will be borne by STTN.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

     This proxy statement contains forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act, reflecting management’s current expectations. Examples of such forward-looking statements include our expectations with respect to our strategy. Although we believe that our expectations are based upon reasonable assumptions, there can be no assurances that our financial goals or any transactions described herein will be realized. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Our forward looking statements, including those relating to consummation of the sale transaction and satisfaction of the other conditions and contingencies to the consummation of the sale transaction, are based on our assumptions, estimates and projections about Smart-Tek Solutions, Inc. and the SCI business and involve significant risks and uncertainties, including: the risk that the transaction will not be consummated; the risk that conditions and other contingencies to consummation and closing will not occur; the risk that anticipated benefits from the sale transaction may not be realized or may take longer to realize than expected; the risk that estimated or anticipated costs, charges and liabilities to be incurred in connection with effecting the transaction may differ from or be greater than anticipated; and the effect of any regulatory approvals or conditions. Numerous factors may affect our actual results and may cause results to differ materiallyfrom those expressed in forward-looking statements made by or on behalf of our company. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words, “believes,” “may,” “will,” “estimates,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. We assume no obligation to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.

THE SPECIAL MEETING; VOTING RIGHTS AND SOLICITATION OF PROXIES

     We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the Special Meeting.

When and Where the Special Meeting Will Be Held

     The Special Meeting will be held on _________, __ , 2010, commencing at 10:30 a.m. Pacific Standard Time at Smart-Tek Solutions, Inc., at 11838 Bernardo Plaza Ct, Suite 240, San Diego, CA 92128.

What Will Be Voted Upon

     At the Special Meeting, holders of shares of Smart-Tek Solutions, Inc. common stock on the record date will consider and vote on the sale of our wholly owned subsidiary Smart-Tek Communications Inc. to its president and founder Perry Law. A copy of the agreement is attached as Annex B.

Record Date; Voting Securities; Quorum

     Only holders of record of shares of Smart-Tek Solutions, Inc. common stock at the close of business on _________, the record date for our Special Meeting, are entitled to notice of and to vote at the Special Meeting. On the record date, ___________shares of Smart-Tek Solutions, Inc. common stock were issued and outstanding and held by _______holders of record.

     Holders of record of Smart-Tek Solutions, Inc. common stock on the record date are entitled to one vote per share at the Special Meeting on the proposal. The inspector of election appointed for our Special Meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

     A quorum is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the shares of Smart-Tek Solutions, Inc. common stock outstanding on the record date entitled to vote at the Special Meeting are present, in person or by proxy. If a quorum is not present at the Special Meeting, we expect that the Special Meeting will be adjourned to solicit additional proxies. Shares voting against the proposal will not be voted in favor of adjournment. Abstentions, discussed below, count as present for establishing a quorum for the transaction of all business.

     Abstentions and broker non-votes are included in determining the number of shares present or represented at the Special Meeting for purposes of determining whether a quorum exists. Broker non-votes occur when a broker returns a proxy but does not have discretionary authority to vote on a particular proposal or voting instructions from the beneficial owner.

     Certain proposals are considered “routine” matters and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions. With respect to the proposal to sell all of the issued and outstanding stock of Smart-Tek Communications, Inc., which is a “non-routine” proposal, brokers may not vote on such proposal, a broker non-vote, unless they have received voting instructions from the beneficial owner.

     The proposal to sell all of the issued and outstanding stock of Smart-Tek Communications, Inc. requires the favorable vote of a majority of the shares of common stock outstanding entitled to vote at the Special Meeting.

     Thus, an abstention or a broker non-vote will have the effect of a vote against the proposal to sell all of the issued and outstanding stock of Five Star Products.

Solicitation of Proxies

     The Smart-Tek Solutions, Inc. board of directors is requesting that the stockholders of Smart-Tek Solutions, Inc. approve the sale of all of the issued and outstanding stock of Smart-Tek Solutions Inc.’s wholly-owned subsidiary, Smart-Tek Communications, Inc., to Perry Law pursuant to the terms of the Stock Purchase Agreement, as described in this proxy statement.

     Because Smart-Tek Solutions, Inc. concluded that this event to be material, management wanted the proposal to be approved by the stockholders of Smart-Tek Solutions, Inc..

Votes Required for Approval and Voting Rights

     For us to complete the sale, stockholders holding at least a majority of the shares of Smart-Tek Solutions, Inc.’s common stock outstanding at the close of business on the record date, entitled to vote at the Special Meeting must vote “FOR” the proposal to sell all of the issued and outstanding stock of Smart-Tek Communications, Inc. pursuant to the Stock Purchase Agreement. If we have insufficient votes to approve the sale at the Special Meeting, even if a quorum is present, we expect that the Special Meeting will be adjourned to solicit additional proxies. If we fail to obtain the requisite vote for approval and authorization of the sale, we will not be able to consummate the sale as provided for in the Stock Purchase Agreement.

     The executive officers and directors of Smart-Tek Solutions, Inc. held voting rights with respect to 45,032,817 shares of Smart-Tek Solutions, Inc.’s common stock issued and outstanding on the record date, or 65.0% of the issued and outstanding shares of Smart-Tek Solutions, Inc. common stock. Our executive officers and directors have indicated to us that they intend to vote all these shares of Smart-Tek Solutions, Inc. common stock in favor of all three proposals.

Voting Your Shares and Changing Your Vote

You may vote by proxy or in person at the Special Meeting.

Voting in Person — If you intend to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Special Meeting, you must bring to the Special Meeting a proxy from the record holder (your broker, bank or nominee) of the shares authorizing you to vote at the Special Meeting.

Voting by Proxy — All shares represented by properly executed proxies received in time for the Special Meeting will be voted in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted FOR the approval and authorization of the sale.

Revocation of Proxy — Submitting a proxy on the enclosed form does not preclude a stockholder from voting in person at the Special Meeting. A stockholder of record may revoke a proxy at any time before it is voted by filing with our corporate secretary a duly executed revocation of proxy, by submitting a duly executed proxy to our corporate secretary with a later date or by appearing at the Special Meeting and voting in person. A stockholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the stockholder’s previous proxy. Attendance at the Special Meeting without voting will not by itself revoke a proxy. If your shares are held in street name, you must contact your broker, bank or nominee to revoke your proxy.

     If you are a stockholder of record, you may have your shares of the common stock voted on matters presented at the special meeting in any of the following ways:

  in person — you may attend the special meeting and cast your vote there; or
  by proxy — stockholders of record have a choice of submitting a proxy:
  over the Internet (the website for submitting your proxy over the Internet is on your proxy card);
  by using a toll-free telephone number noted on your proxy card; or
  by completing, signing and dating the proxy card you receive and returning it in the enclosed prepaid reply envelope.

     If you are not a stockholder of record, you will receive instructions from your bank, brokerage firm or other nominee that you must follow in order to have your shares of common stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares voted. Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee.

How Proxies are Counted

     Only shares affirmatively voted FOR the proposal to sell all of the issued and outstanding stock of Smart-Tek Communications, Inc., pursuant to the Stock Purchase Agreement, and properly executed proxies that do not contain voting instructions, will be counted as votes for the proposal.

     Shares of Smart-Tek Solutions, Inc. common stock held by persons attending the Special Meeting but not voting, shares of common stock for which we received proxies but with respect to which holders of those shares have abstained from voting on the sale and broker non-votes, will have the same effect as votes against the proposal.

Cost of Solicitation

     We are soliciting proxies for the Special Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders, which includes the costs of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the use of the internet or mails, our directors, officers and regular employees (acting without additional compensation) may solicit proxies personally or by telephone, email, facsimile or direct contact.

     Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send a notice of the meeting and, if requested, proxies and proxy materials to the beneficial owners of stock. Smart-Tek Solutions, Inc. will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending notices and proxy materials to the beneficial owners of our common stock.

Questions and Additional Information

     If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, if requested by phone or in writing we will promptly provide a separate copy of the notice and, if requested, this proxy statement and its attachments to a stockholder sharing an address with another stockholder. To notify Smart-Tek Solutions, Inc., you may write Smart-Tek Solutions, Inc. Attn: Corporate Secretary, 11838 Bernardo Plaza Ct, Suite 240, San Diego, CA 92128, or call Smart-Tek Solutions, Inc. at (866) 257-6675. Stockholders sharing an address who currently receive multiple copies of the notice and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.

PROPOSAL NO. 1

APPROVAL OF THE SALE OF SMART-TEK COMMUNICATIONS INC.

The Parties Involved in the Sale

Smart-Tek Solutions, Inc.:

Smart-Tek Solutions, Inc. (“STS” or the "Company"), was incorporated in Nevada on March 22, l995. Smart-Tek Solutions Inc.’s common stock is quoted on the OTC Bulletin Board and is traded under the symbol “STTN.OB”.

Smart-Tek Solution’s principal offices are located at 11838 Bernardo Plaza Ct, Suite 240, San Diego, CA 92128, telephone number (866) 257-6675.

Smart-Tek Solutions, Inc. owns the security systems business through its wholly owned subsidiary Smart-Tek Communications, Inc. which installs security systems in construction projects. Smart-Tek Solutions Inc. also operates a financial services business through its wholly owned subsidiary Smart-Tek Automated Services, Inc.

Smart-Tek Communications, Inc.:

In April 2005, pursuant to a Share Exchange Agreement, Smart-Tek Communications, Inc, incorporated on October 29, 1996 in the province of British Columbia, Canada (“SCI”) became a wholly-owned subsidiary of the Company. SCI specializes in the design, sale, installation and service of the latest in security technology with proven electronic hardware, software products and structure cabling. Their primary business deals with residential high rise buildings and commercial developments plus systems upgrades and monitoring contracts with 100% of its business in Canada.

Perry Law:

Perry Law is a director of the Company and the founder of our subsidiary, Smart-Tek Communications Inc. and has been its Chief Executive officer since 1997. Mr. Law has over sixteen years experience in the security/surveillance systems industry and has played a central role in introducing and implementing technological changes in the local/regional security industry. Mr. Law has held numerous executive management positions in both private and public companies and is very active in charitable causes.

THE SALE OF SCI

Consideration for the Sale

The aggregate purchase price of Smart-Tek Communications, Inc. is $821,757 allocated as follows:

(a)

$821,756 of the purchase price shall be paid and satisfied by setting-off the Company’s indebtedness to the Perry Law pursuant to a Loan, including all accrued and unpaid interest there under up to the date that the sale close; and

(b)	$1.00 of the purchase price shall be paid by Perry Law for transferring SCI Shares to the Company; and

Background of and Reasons for the Sale of SCI

Background to the Sale of SCI

     During the fourth quarter of 2009, Smart-Tek Solutions Inc., Perry Law, sole member of the board of directors and CEO began to actively explore strategic alternatives for Smart-Tek Solutions Inc. to achieve greater stockholder value due to the lack of profitability of SCI and the failure of the Company’s RFID tracking and monitoring business which was due to the fact that the US Department of Agriculture did not implement the use of RFID systems as expected.

During this time, Perry Law began exploring strategies to acquire or start up a new high growth profitable business in a different business area. In April, 2009, Perry Law and Brian Bonar had discussions on starting up a new business line in the area of human resources for public and private companies.

In May, 2009, Smart-Tek Solutions Inc. appointed Brian Bonar to the board of directors of Smart-Tek Automated Services Inc to start-up the new business line focused on providing integrated and cost-effective management solutions in the area of human resources for public and private companies. On June 17, 2009, the Company entered into a Marketing Partner Agreement with Mr. Bonar whereby Mr. Bonar would promote and market the business and services of Company to prospective clients in the new line of business.

In September, 2009 due to the rapid expansion and success of the new business of integrated and cost-effective management solutions over the prior few months, management determined to change the focus of its business to the new line of business. Also in September, 2009 the board of directors of the Company had discussions with Mr. Law regarding the potential sale of the SCI business to Mr. Law in consideration of the release of certain debts owed by the Company to Mr. Law and the assumption of certain liabilities of the Company incurred during the time Mr. Law was the sole director of the Company. Mr. Law’s decision was based on a number of factors, including the fact that the SCI business was very limited in scope it would be more suitable and profitable to operate the business as a private company not subject to the increasing costs of being a public company.

     In February 2010, the Company’s CEO Perry Law offered to step down as CEO and CFO of the Company to facilitate managements plan to change the business focus of the company to the business of Smart-Tek Automated Services, Inc. and to discontinue its operations in the security installation business. The effective date of the resignation was March 12, 2010.Mr. Law was to remain as a Director and as the President of Smart-Tek Communications Inc; and the Company appointed Brian Bonar as CEO of the Company and would also take over the position as Chairman of the Board of Directors. The effective date of the appointment was March 12, 2010.

     Also in February 2010 the Company reviewed a draft agreement that covered the basic terms of the proposed transaction. Throughout the following weeks, we and our advisor negotiated the terms of the Share Purchase Agreement with Perry Law and his advisors. Mr. Law recused himself from any discussion by the disinterested board members regarding the sale.

     On April 7, 2010, the Company’s Board of Directors convened a meeting to review the final Share Purchase Agreement and the proposed sale of the SCI Business.

Reasons for the Sale

     Smart-Tek Solutions Inc.’s board of directors has concluded that the sale is in the best interests of Smart-Tek Solutions Inc. and its stockholders. In arriving at this conclusion, the board of directors considered a number of factors, including the following favorable factors supporting the sale:

1. Higher Return on Assets: Smart-Tek Solutions is seeking a higher return on assets than it is currently receiving on its investment in Smart-Tek Communications Inc. (“SCI”).

  SCI’s average net loss for the five years ended June 30, 2009 was ($828,816) per year or ($4,414,078) over the past five year period.

  Smart-Tek Solutions believes there are attractive investment opportunities in the current economic climate which have greater potential for significant financial returns than a continuing investment in SCI.

  Smart-Tek Solutions has the opportunity with the sale to increase funds available to grow its Smart-Tek Automated Services, Inc. business which has netted a profit of $730,000 through its first nine months of business and is growing at a fast pace.

  The sale will also remove SCI’s debt from the balance sheet which may help attract capital for Smart-Tek Solutions to grow its new operating business.

2. Current Management cannot afford and no longer desires to keep funding the cash shortage that SCI creates: As disclosed in the Company’s periodic filings during the period from December 31, 2008 to September 30, 2009 the Company had a significant working capital deficiency and satisfied its cash requirements primarily through loans from shareholders and its executive officers. Although the Company was able to generate revenues during the period, the Company was still unable to operate profitably as a consolidated entity and as a result Mr. Law personally paid for many of the Company’s ongoing reporting obligation expenses as well as the Company’s general working capital expenses, a number of which related to the growth of the business of the Company’s subsidiary. None of the $821,756 owed to Mr. Law relates to his employment agreement with the Company.

3. Strategic Positioning and Growth: The sale of the Smart-Tek Communications Inc. business will permit us to focus on our new line of business and provide the following anticipated benefits:

  Allow Smart-Tek Solutions to focus on its new business unit and identify and develop new opportunities in the unit.

  The new business unit will provide for growth in revenue and profitability as opposed to limited growth in the SCI business.

4. Experienced Leadership: The new business unit is led by experienced directors and executives with the ability to grow the company. With one main product line, the management team will be well equipped to direct the strategies and operation towards building value for shareholder by tailoring business practices and execution to fit the unique nature of their assets and business.

5. Better Access to Capital: Management believes that by focusing on one business line that is fast growing and profitable, that the access to capital would increase thus providing for growth by acquisition as well as organically.

6. Fairness of Consideration: The board of directors received a fairness opinion from The EMCO/ Hanover Group dated November 13, 2009 which concluded that the terms of the sale are fair, from a financial viewpoint to Smart-Tek Solutions and the Shareholders.

Fairness of the Sale:

Opinion of Financial Advisor to the Board of Directors

     Our Board of Directors retained The EMCO/Hanover Group to provide an opinion as to the fair market value (from a financial point of view) of the consideration to be received by Smart-Tek Solutions, Inc. from the sale to the Purchaser of the Smart-Tek Communications, Inc. business (the “Transaction”). As part of its consulting business, The EMCO/Hanover Group is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions and for other corporate and/or personal purposes.

     In accordance with the terms of its engagement letter with us, The EMCO/Hanover Group, at the request of our Board of Directors delivered a written opinion to the Board of Directors. The opinion stated that, on the basis of its analyses and review and in reliance on the accuracy and completeness of the information furnished to it and subject to the limitations, qualifications and assumptions noted below and in the full text of its opinion, as of November 13, 2009, the estimated $826,782 to be the fair value of Smart-Tek Communications Inc.

     Pursuant to The EMCO/Hanover Group engagement letter, the opinion relied on certain information supplied by SCI’s management and certain outside advisors and as such does not attest to the accuracy or reliability of this information or any subsequent events which might or might not affect their liability, either positively or adversely, since the date of this opinion.

     The full text of the written opinion of The EMCO/Hanover Group, dated November 13, 2009, is attached as Appendix B to this Proxy Statement and should be read in its entirety for a description of the procedures followed, assumptions made, matters concerned and limitations on the review undertaken. We paid The EMCO/Hanover Group a fee for the delivery of this opinion.

     For purposes of its opinion The EMCO/Hanover Group, among other things:

     1. Reviewed the Independent Accountant’s Financial Statements for Fiscal Years ending June 30, 2009 and 2008.
     2. Relied on the opinion of Management that anticipated operating results for Fiscal 2010 should be comparable to that attained in Fiscal 2009 even though First Quarter results for Fiscal 2010 were up over the comparable period for Fiscal 2009.

Analysis

     The EMCO/Hanover Group analyzed and performed a valuation of Smart-Tek Communications Inc. The EMCO/Hanover Group in valuing Smart-Tek Communications Inc (“SCI”) analyzed SCI’s background information which included reviewing its product line. The EMCO/Hanover Group looked at SCI’s competitors and its financial condition and operating results.

Basis of Valuation

     As a basis of valuation, The EMCO/Hanover Group selected four publicly traded companies as comparatives whereby The EMCO/Hanover Group compared such items as revenue, the market cap multiple to revenue that they were selling for, client base, etc.

Basis of Opinion

     As a basis for the opinion, The EMCO/Hanover Group using the industry average market capitalization rate determined a gross value for SCI. Then based on a discount standard to be applied due to SCI’s being a private company, The EMCO/Hanover Group was able to determine a fair market value for SCI.

Conclusion

     Based upon the analyses described above, and such other factors as it deemed relevant, The EMCO/Hanover Group was of the opinion that the fair market value of Smart-Tek Communications, Inc, was $826,782.

Interests of the Directors, Executive Officers and Other Parties

     One director of Smart-Tek Solutions, Inc. has a direct substantial interest by security holdings or otherwise, in the sale that is not otherwise shared by all others.

Nature of Our Business Following the Sale

     Following the sale of Smart-Tek Communications Inc., Smart-Tek Solutions Inc. will continue to be a public company. We currently intend to continue as a public company and make all requisite filings under the Exchange Act in compliance with our Exchange Act reporting obligations for the foreseeable future. We will continue to work to maximize stockholder interests with a goal of returning value to our stockholders

     After the sale of Smart-Tek Communications Inc., we intend to grow and develop our financial services business housed in our wholly owned subsidiary Smart-Tek Automated Services Inc. Smart-Tek Automated Services, Inc. provides financial services to small and medium-size businesses, relieving our clients from many of the day-to-day tasks that negatively impact their core business operations such as payroll processing, human resources support, workers' compensation insurance, safety programs, employee benefits, and other administrative and aftermarket services predominantly related to staffing - staff leasing, temporary staffing and co-employment. It not only provides core services but a wide selection of employee and employer benefits and aftermarket products.

Recommendation of Our Board of Directors

     After careful consideration, our board of directors recommends that you vote “FOR” the proposal to approve the sale pursuant to the Stock Purchase Agreement, authorizing Smart-Tek Solutions, Inc. to consummate the sale pursuant to the terms of the Stock Purchase Agreement.

THE STOCK PURCHASE AGREEMENT

     This section describes the material provisions of the Stock Purchase Agreement but does not purport to describe all of the Stock Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, a copy of which is attached as Appendix B and is incorporated by reference herein. We urge you to read the full text of the Stock Purchase Agreement because it is the legal document that governs the sale.

     The Stock Purchase Agreement has been attached as an annex hereto to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Smart-Tek Solutions Inc., Smart-Tek Communications Inc. and Perry Law or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for the purposes of the Stock Purchase Agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk among the parties to the Stock Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Stock Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Smart-Tek Solutions Inc., Smart-Tek Communications Inc. and Perry Law or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in Smart-Tek Solutions Inc.’s public disclosures.

The Stock Purchase Agreement

     In connection with the sale, the Stock Purchase Agreement was entered into by Smart-Tek Solutions, Inc. and Perry Law on April 1, 2009. A copy of the Stock Purchase Agreement is attached to this proxy statement as Appendix A.

     Pursuant to the Stock Purchase Agreement, Smart-Tek Solutions Inc. will sell to Perry Law all of the issued and outstanding stock of Smart-Tek Communications Inc. in exchange for the consideration described under the heading “THE SALE — The Sale; Consideration for the Sale” on page ___.

     The Stock Purchase Agreement is the primary legal document for the sale and sets forth the specific rights and obligations of Smart-Tek Solutions Inc. and Perry Law. Set forth below is an outline of the material provisions of the Stock Purchase Agreement other than those provisions relating to the sale and the consideration for the sale that are described under the heading “THE SALE — The Sale; Consideration for the Sale” on page ___.

Closing

     It is anticipated that the closing will take place within one week after the date on which the Smart-Tek Solutions Inc. stockholder meeting is held if the sale contemplated in the Stock Purchase Agreement is approved at such meeting, provided that the Stock Purchase Agreement has not been terminated pursuant to its terms and that the conditions to closing set forth in the Stock Purchase Agreement have been satisfied or waived by the applicable party as of such date. The closing of the transactions contemplated under the Stock Purchase Agreement is subject to customary closing conditions, including approval of the transaction by the stockholders of Smart-Tek Solutions Inc., the accuracy of representations and warranties of the parties, the performance of covenants by the respective parties and the absence of certain litigation regarding the sale, each as further described below.

     The liability of Smart-Tek Solutions Inc. and Perry Law for their respective representations and warranties in the Stock Purchase Agreement will terminate at the closing.

Representations and Warranties

     Pursuant to Article 3.1 of the Stock Purchase Agreement and subject to the exceptions, qualifications and schedules to the Stock Purchase Agreement, as applicable, Smart-Tek Solutions Inc. (the “Vendor”) make representations and warranties to Perry Law relating to, among other things:

(a)

Organization and Power – the Vendor is a company duly incorporated and validly existing under the laws of the State of Nevada and has the power, authority and capacity to enter into this Agreement on the terms and conditions herein set forth and to carry out the transactions contemplated by this Agreement;

(b)

Due Authorization - the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been authorized by all necessary action on the part of the Vendor, including without limitation the approval of the Vendor's audit committee and board of directors;

(c)

Title to Shares – the Vendor is the registered and beneficial owner of the Purchased Shares, and such Purchased Shares will be transferred to the Purchaser free and clear of any mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances, options or other restrictions (under law, contract or otherwise), or demands whatsoever (each a "Lien") except those restrictions solely know of by the Purchaser;

(d)

No Other Purchase Agreements - no person, firm or corporation has, or will have, any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition or transfer from the Vendor of any of the Purchased Shares or any interest therein or right thereto owned by the Vendor, other than the Purchaser pursuant to this Agreement;

(e)

Enforceable Agreement - this Agreement has been duly executed and delivered by the Vendor and constitutes a legal, valid and binding obligation of the Vendor, enforceable by the Purchaser against the Vendor in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditors' rights generally;

(f)

No Conflicts – Neither the execution, delivery and performance of this Agreement by the Vendor nor the consummation of the transactions contemplated hereby will conflict with or result in any breach or violation of the provisions of, or constitute a default (with or without notice or lapse of time or both) under, the constating documents of the Vendor or any law, rule, regulation, judgment, writ, order, decree, indenture, mortgage, lease, loan agreement or other agreement, contract or instrument by which the Vendor or the Purchased Shares are subject, bound or affected, and will not result in the creation of any Lien upon any of the Purchased Shares;

(g)

Consents. – No approval, consent, order, authorization or other action by, or notice to or filing with, any governmental authority or regulatory or self regulatory agency, or any other person or entity, and no lapse of a waiting period, is required in connection with the execution, delivery or performance by the Vendor or enforcement against the Vendor of this Agreement or the transfer of the Purchased Shares;

(h)

Bankruptcy and Insolvency Matters – No action or proceeding has been commenced or filed by or against the Vendor or which seeks or may lead to bankruptcy or any other similar proceeding in respect of the Vendor. No such action or proceeding has been authorized or is being considered by or on behalf of the Vendor and no creditor or equity security holder of the Vendor has, to the knowledge of the Vendor, threatened to commence or advise that it may commence, any such action or proceeding;

(i)

Fairness Opinion – The Vendor has received an opinion (the "Fairness Opinion") from its external advisors to the effect that, as of the date of such opinion, subject to the assumptions and limitations set out therein, the consideration received by the Vendor in connection with the transactions contemplated by this Agreement is fair, from a financial point of view, to the Vendor;

(j)

Broker's Fees – The Vendor has not incurred any obligation or liability, contingent or otherwise for broker's or finder's fees in respect of the transactions herein provided for which the Purchaser shall have any obligation and liability; and

(k)

Litigation - there is no action, suit, proceeding or investigation pending or currently threatened against the Vendor that questions the validity of this Agreement or the right of the Vendor to enter into this Agreement or to consummate the transactions contemplated hereby.

     Pursuant to Article 3.2 of the Stock Purchase Agreement, Perry Law (the “Purchaser”) has made representations and warranties to Smart-Tek Solutions Inc. relating to, among other things:

(a)

Enforceable Agreement - this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable by the Vendor against the Purchaser in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditors' rights generally;

(b)

Bankruptcy and Insolvency Matters – No action or proceeding has been commenced or filed by or against the Purchaser which seeks or may lead to bankruptcy or any other similar proceeding in respect of the Purchaser. No such action or proceeding has been authorized or is being considered by or on behalf of the Purchaser and no creditor or equity security holder of the Purchaser has, to the knowledge of the Purchaser, threatened to commence or advise that it may commence, any such action or proceeding;

(c)

Broker's Fees – The Purchaser has not incurred any obligation or liability, contingent or otherwise for broker's or finder's fees in respect of the transaction herein provided for which the Vendor shall have any obligation and liability;

(d)

Smart-Tek Shares – the Purchaser is the lawful beneficial owner of 32,814 Smart-Tek Shares and these Smart- Tek Shares transferred to the Vendor pursuant to this Agreement will be, when transferred, free and clear of any Liens;

(e)

No Other Purchase Agreements – as of Closing no person, firm or corporation has, or will have, any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition or transfer from the Purchaser any of the Smart-Tek Shares or any interest therein or right thereto owned by the Purchaser, other than the Vendor pursuant to this Agreement;

(f)

Consents – no approval, consent, order, authorization or other action by, or notice to or filing with, any governmental authority or regulatory or self regulatory agency, or any other person or entity, and no lapse of a waiting period, is required in connection with the execution, delivery or performance by the Purchaser of this Agreement; and

(g)

Litigation - there is no action, suit, proceeding or investigation pending or currently threatened against the Purchaser its affiliates that questions the validity of this Agreement or the right of the Purchaser to enter into this Agreement or to consummate, or cause to be consummated, the transactions contemplated hereby.

     Pursuant to Article 3.3 of the Stock Purchase Agreement, Perry Law (the “Purchaser”) has made Regulation “S” representations and warranties to Smart-Tek Solutions Inc. relating to, among other things:

(a)

the Purchaser is not a “U.S. Person” as such term is defined by Regulation S (“Regulation S”) of the Securities Act of 1933 (the “U.S. Securities Act”), and is not acquiring the Smart-Tek Communication Inc (“SCI”) Shares for the account or benefit of a U.S. Person.

(b)

The SCI Shares to be issued to the Purchaser in accordance with the terms of the Agreement will be “restricted securities” within the meaning of the U.S. Securities Act and will be issued in accordance with Regulation S.

(c)	The Purchaser agrees not to engage in hedging transactions with regard to the SCI Shares to be issued to the Purchaser unless in compliance with the U.S. Securities Act.

(d)

The Purchaser agrees that, the Vendor will refuse to register any transfer of the SCI Shares to be issued to the Purchaser not made in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, pursuant to an available exemption from registration, or pursuant to the Agreement.

(e)

The Purchaser acknowledges that none of the SCI Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in each case only in accordance with applicable securities laws;

(f)

The Purchaser acknowledges that the Vendor has not undertaken, and will have no obligation, to register any of the SCI Shares under the U.S. Securities Act or any other applicable securities legislation; and

(g)

The Purchaser is outside the United States when receiving and executing this agreement and is acquiring the SCI Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the SCI Shares.

Other Covenants

     Pursuant to Article 5.1 of the Stock Purchase Agreement, Smart-Tek Solutions Inc. (the “Vendor”) has agreed, subject to certain conditions, limitations and exceptions set forth in the Stock Purchase Agreement, to, among other things:

(a)

Regulatory Approval - the Vendor shall have received all regulatory approvals or consents necessary to consummate the transactions set out herein including, without limitation, the purchase of the Purchased Shares;

(b)

Representations and Warranties; Performance of Obligations - the representations and warranties of the Purchaser set forth in this Agreement will be true and correct when made, and will be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, the Purchaser will have performed, satisfied and complied with all obligations and conditions required to be performed or observed by them under this Agreement on or prior to the Closing Date; and

(c)

No Litigation or Legislation - no statute, rule, regulation, decree, ruling or injunction will have been enacted or entered into, and no litigation, proceeding, government inquiry or investigation will be pending, which challenges, prohibits, restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement.

Conditions to Closing

     Pursuant to Article 4.1 of the Stock Purchase Agreement, Perry Law (the “Purchaser”) has agreed, subject to certain conditions, limitations and exceptions set forth in the Stock Purchase Agreement, to, among other things:

(a)

Regulatory Approval - the Purchaser shall have received all regulatory approvals or consents necessary to consummate the transactions set out herein including, without limitation, the purchase of the Purchased Shares;

(b)

Representations and Warranties; Performance of Obligations - the representations and warranties of the Vendor set forth in this Agreement will be true and correct when made, and will be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, the Vendor will have performed, satisfied and complied with all obligations and conditions required to be performed or observed by it under this Agreement on or prior to the Closing Date and the Vendor will have delivered to the Purchaser a certificate of the Vendor dated the Closing Date certifying that the foregoing has been satisfied, such certificate to be in form and substance satisfactory to the Purchaser, acting reasonably;

(c)

No Litigation or Legislation - no statute, rule, regulation, decree, ruling or injunction will have been enacted or entered into, and no litigation, proceeding, government inquiry or investigation will be pending, which challenges, prohibits or restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement.

(d)

All amounts owed to Richardson & Patel LLP pursuant to the Richardson & Patel Litigation shall be paid and satisfied by the Purchaser concurrent with the closing of this transaction. This will be evidenced with a confirmation from Richardson & Patel that such debt has been paid in full.

Closing Deliverables

     Article 6.2 of the Stock Purchase Agreement provides that unless waived by Perry Law (the “Purchaser”), on or before Closing, Smart-Tek Solutions Inc. (the “Vendor”) will deliver and/or pay the following to the Purchaser:

(a)

a certified copy of the resolutions of the board of directors of the Vendor authorizing the entering into, execution and delivery of this Agreement, the sale of the Purchased Shares and the completion of the other transactions as contemplated by this Agreement;

(b)	the share certificate representing the Purchased Shares duly endorsed for transfer to the Purchaser, or an instrument of transfer in respect of the same;

(c)	a copy of the Fairness Opinion;

(d)	an officer's certificate as contemplated by Section 4.1(b); and

(e)	such other documents as the Purchaser may reasonably require.

     Article 6.3 of the Stock Purchase Agreement provides that unless waived by the Smart-Tek Solutions Inc. (the “Vendor”), on or before Closing, Perry Law (the “Purchaser”) will deliver the following to the Vendor:

(a)	an executed copy of the Purchaser Release;

(b)	the share certificate representing the Smart-Tek Shares duly endorsed for transfer to the Vendor, or an instrument of transfer in respect of the same;

(c)	all preferred share certificates beneficially owned by the Purchaser, duly endorsed for transfer to the Vendor, or an instrument of transfer in respect of the same; and

(d)	such other documents as the Vendor may reasonably require.

Indemnification

     Article 8.1(a) of the Stock Purchase Agreement provides that Smart-Tek Solutions Inc. (the “Vendor”) has agreed to indemnify Perry Law (the “Purchaser”) and certain of its related parties from claims:

The Vendor will indemnify and hold harmless the Purchaser and its affiliates and associates from and against any claim, loss, liability (including without limitation for income, capital withholding, stamp duty, excise or other taxes whatsoever or howsoever incurred), damage or expense (including reasonable legal fees) which the Purchaser and/or its affiliates, directly or indirectly, incur, suffer or otherwise become liable for by reason of, or which will result from, arise out of or be based, directly or indirectly upon: (i) the inaccuracy of any representation or warranty made by the Vendor hereunder; and (ii) the failure of the Vendor to comply with any covenant or agreement made by the Vendor hereunder; and

Article 8.1(b) of the Stock Purchase Agreement provides that Perry Law has agreed to indemnify Smart-Tek Solutions Inc. and certain of its related parties from claims:

The Purchaser will indemnify and hold harmless the Vendor from and against any claim, loss, liability, damage or expense (including reasonable legal fees) (each a "Vendor's Loss") which the Vendor will, directly or indirectly, incur or suffer by reason of, or which will result from, arise out of or be based upon: (i) the inaccuracy of any representation or warranty made by the Purchaser hereunder; or (ii) the failure of the Purchaser to comply with any covenant or agreement made by the Purchaser hereunder.

Termination

      If the Closing does not occur on or before ____________, 2010, either Party may, upon notice to the other Party, terminate this Agreement with immediate effect.

Related Party Transactions

      During the period ended December 31, 2009, the Company’s wholly owned subsidiary paid $507,866 in management salaries to its President and Vice president which included bonuses of $445,536. Consulting fees of $46,982 were also incurred during the period. Such costs have been reflected in the accompanying statement of operations. Amounts due to officers and directors were $821,756 as of December 31, 2009.

Accounting Treatment

     We will record the sale of the SCI Business in accordance with generally accepted principles in the United States. Upon completion of the disposition, we will recognize a small gain for financial statement purposes equal to the net proceeds (sum of purchase price less expenses of the sale) less the book value of the assets and liabilities vended out.

Recommendation of our Board of Directors Regarding the Sale of the SCI Business

      After careful consideration, our board of directors recommends that you vote “FOR” the proposal to approve the sale pursuant to the Stock Purchase Agreement, authorizing Smart-tek Solutions, Inc. to consummate the sale pursuant to the terms of the Stock Purchase Agreement.

FINANCIAL INFORMATION
Unaudited Pro Forma Consolidated Financial Information

     The following unaudited pro forma financial information should be read in conjunction with the related notes and with Smart-Tek Solution’s historical consolidated financial statements for the nine months ended March 31, 2010 and March 31, 2009 included in this proxy statement in Appendix D. Smart-Tek Solution’s consolidated financial statements for the years ended June 30, 2009 and June 30, 2008 are included in this proxy as Appendix D.

On April 1, 2010, the Company entered into a Share Purchase Agreement with Perry Law (“Purchaser”) to sell to the Purchaser all of the issued and outstanding common stock of Smart-Tek Communications Inc.

Effective with the agreement the Purchaser will purchase 100 common shares in the capital of Smart-Tek Communications Inc. for the purchase price of $821,757.

The Purchaser shall pay and fully satisfy the Purchase Price payable to the Company on Closing as follows:

(a)

$821,756 of the Purchase Price shall be paid and satisfied by setting-off the Company's indebtedness to the Purchaser pursuant to the Loan, including all accrued and unpaid interest there under up to the Closing Date, against the Purchase Price;

(b)	$1 of the Purchase Price shall be paid by the Purchaser transferring the Smart-Tek Communications Inc Shares to the Company; and

(c)	$200,000 of the Purchase Price shall be paid and satisfied by the Purchaser for all amounts owed to Richardson Patel LLP pursuant to the Richardson Patel Litigation.

(d)	The Purchaser will cancel any outstanding stock options.

(e)	Any outstanding preferred shares shall be redeemed.

The Pro Forma Unaudited Financial Statements have been prepared by management of Smart-Tek Solutions Inc in order to present consolidated financial position and results of operations of Smart-Tek Solutions Inc and Smart-Tek Automated Services Inc. as if the disposition of Smart-Tek Communications Inc. had occurred as of March 31, 2010 for the pro forma condensed balance sheet and to give effect to the disposition, as if the transaction had taken place at July 1, 2009 for the pro forma condensed consolidated statement of operations for the nine months ended March 31, 2010.

The pro forma information is based on historical financial statements and the assumptions and adjustments in the accompanying notes to the pro forma financial statements after giving effect to the proposed transaction

The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical financial statements of Smart-Tek Solutions Inc. (including notes thereto).

SMART-TEK SOLUTIONS INC. AND SUBSIDIARY
PRO FORMA CONDENSED BALANCE SHEET AS OF MARCH 31, 2010 (UNAUDITED)

	Historical	Smart-Tek		Pro Forma	Pro Forma
	Consolidation	Communications		Adjustments	Balance
		Inc. Adj. inc /		inc / (dec)	Sheet
		(dec)
ASSETS
CURRENT ASSETS
Cash & cash equivalents	$706,496	$(359,651)			$346,845
Accounts receivable	1,107,855	(675,988)			431,867
Contract retention receivable	278,909	(278,909)			-
Cost of uncompleted contracts in excess of billings	189,865	(189,865)			-
Prepaid expenses	2,342,555	(1,674)			2,340,881
Investment in subsidiary	-	-			-
Due from intercompany	-	-			-
Property, plant and equipment	106,335	(50,531)			55,804
Goodwill	451,311	-	(1)	(451,311)	-

Total Assets	$5,183,326	$(1,556,618)		$(451,311)	$3,175,397
LIABILITIES AND STOCKHOLDERS’
EQUITY
CURRENT LIABILITIES
Accounts payable	$2,626,366	$(224,094)			$2,402,272
Bonus payable	748,144	(748,144)			-
Billings on uncompleted contracts in excess of costs and estimated revenues	142,246	(142,246)			-
Deferred revenue	15,259	(15,259)			-
Shareholder loans	821,756	-	(2)	(821,756)	-
Due to intercompany	-	(495,290)	(3)	495,290	-
Amounts due to officers and directors	685,641	(685,641)			-

Total liabilities	5,039,412	(2,310,674)		(326,466)	2,402,272
STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value, 5,000,000 shares authorized, one (1) shares of Class A preferred issued and outstanding at March 31, 2010	-	-			-
Commons stock, $.001 par value, 500,000,000 shares authorized, 69,314,124 shares issued and outstanding at March 31, 2010	69,314	(1)	(1)	1	69,314
Additional paid in capital	6,852,863	-			6,852,863
Accumulated other comprehensive loss	(113,666)	158,113	(1)	(44,447)	-
Deficit	(6,664,597)	595,944	(1)	(406,864)	(6,149,052)
			(2)	821,756
			(3)	(495,290)
			(1)	(1)
Total stockholders’ equity	143,914	754,056		(124,845)	773,125

Total liabilities and stockholders’ equity	$5,183,326	$(1,556,618)		$(451,311)	$3,175,397

	Historical	Smart-Tek	Pro Forma	Pro Forma
	Consolidated	Communications	Adjustments	Statement of
		Inc. Adj. inc /		Operations
		(dec)
REVENUES	$8,346,760	$(3,870,683)	-	$4,476,077
COST OF SALES	5,736,401	(2,596,520)	-	3,139,881
GROSS PROFIT	2,610,359	(1,274,163)	-	1,336,196
OPERATING EXPENSES	1,927,580	(1,271,924)	-	655,656
OPERATING INCOME (LOSS)	682,779	(2,239)	-	680,540
Interest	(5,917)	3,482	-	(2,435)
NET INCOME	676,862	1,243	-	678,105
Other comprehensive loss, foreign currency translation adjustments	(45,944)	45,944	-	-
COMPREHENSIVE INCOME	$630,918	$47,187	$-	$678,105
Earnings per share, basic and diluted				$0.02
Weighted average shares outstanding, basic and diluted				36,693,734

The Pro Forma Unaudited Financial Statements have been prepared by management of Smart-Tek Solutions Inc in order to present consolidated financial position and results of operations of Smart-Tek Solutions Inc and Smart-Tek Automated Services Inc. as if the disposition of Smart-Tek Communications Inc. had occurred as of March 31, 2010 for the pro forma condensed balance sheet and to give effect to the disposition, as if the transaction had taken place at July 1, 2009 for the pro forma condensed consolidated statement of operations for the nine months ended March 31, 2010.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of March 31, 2010.

1.	To eliminate the Investment in Smart-Tek Communications Inc.

2.

$821,756 of the purchase price to acquire the issued and outstanding common shares of Smart-Tek Communications Inc shall be paid and satisfied by setting-off the Company's indebtedness to the Purchaser pursuant to the Loan, including all accrued and unpaid interest there under up to the Closing Date, against the Purchase Price;

3.	To eliminate the intercompany accounts between Smart-Tek Solutions Inc. Smart-Tek Communications Inc.

Additional comments on the Income Statement.

There are no material nonrecurring charges or credits and related tax affects which result directly from the transaction which will be included in the income statement of the registrant within the 12 months succeeding the transaction.

RISK FACTORS

     You should carefully consider the special risk considerations described below as well as other information provided to you or referenced in this Proxy Statement in deciding how to vote on the proposed sale of the Tire Recycling Business. The special risk considerations described below are not the only ones we face. For a discussion of additional risk considerations, we refer to you the documents we file from time to time with the Securities and Exchange Commission, particularly our Form 10-KSB for the fiscal year ended June 30, 2009 and our Form 10-QSB for the fiscal quarter ended December 31, 2009, which are attached as Appendix C and Appendix D hereto. Additional considerations not presently known to us or that we currently believe are immaterial may also impair our business operations. If any of the following special risk considerations actually occur, our business, financial condition or results of operations could be materially adversely affected, the value of our common stock could decline, and you may lose all or part of your investment.

Special Risk Considerations Regarding the Proposed Sale of the SCI Business:

If we fail to complete the sale of the SCI Business, our business may be harmed.

     We cannot assure you that the sale of the SCI Business will be completed. As a result of our announcement of the sale of the SCI Business, third parties may be unwilling to enter into material agreements with respect to our SCI Business. New or existing customers may prefer to enter into agreements with our competitors who have not expressed an intention to sell their business because customers may perceive that such relationships are likely to be more stable. If we fail to complete the proposed sale of the SCI Business, the failure to maintain existing business relationships or enter into new ones could adversely affect our business, results of operations and financial condition.

You will not receive any of the proceeds from the sale of the SCI Business.

     The purchase price for the sale of the SCI Business will be paid directly to offset existing debt. Therefore, no proceeds will be received by our shareholders as a result of the sale .

The Share Purchase Agreement may expose us to contingent liabilities.

     Under the Share Purchase Agreement, we are required to indemnify Perry Law for the breach or violation of any representation, warranty or covenant made by us in the Share Purchase Agreement. Significant indemnification claims by Perry Law could have a material adverse effect on our financial condition.

Even if our stockholders approve the sale of the SCI Business, we cannot be sure when, or even if, the sale of the SCI Business will be completed.

     The completion of the wend-out of the SCI Business is subject to the satisfaction of a number of conditions, including, among others, the requirement that we obtain shareholder approval of the sale. If we are unable to meet the closing conditions, the Purchaser is not obligated to purchase the SCI Business. We also cannot be sure that other circumstances, for example, a material adverse event, will not arise that would allow the Purchaser to terminate the Asset Purchase Agreement prior to closing. If the sale is not approved or does not close, our Board of Directors will be forced to evaluate other alternatives, which are expected to be less favorable to us than the proposed sale of the SCI Business.

By completing the proposed sale , we will be selling our SCI Business which has historically generated substantially all our revenue. In order to increase revenue, we will need to achieve sustained profitably of our Smart-Tek Automated Services subsidiary.

     We will be vending out our entire SCI Business which has historically been the source of substantially all of our revenue. Following the sale of the SCI Business, we will rely solely on our Smart-Tek Automated Services, Inc. subsidiary for revenue and income. Thought as of the first six months of the fiscal year the new business as ramped up quickly and is showing a profit, there is no guarantee that such a fast growth can be sustained. Also there is no guarantee we will be able to achieve sustained profitability from our Smart-Tek Automated Services, Inc. business or of other new business opportunities.

If we acquire other companies or businesses we will be subject to risks that could hurt our business.

     A significant part of our business strategy entails future acquisitions or significant investments in businesses that offer complementary products and services. Promising acquisitions are difficult to identify and complete for a number of reasons. Any acquisitions completed by our company may be made at a premium over the fair value of the net assets of the acquired companies and competition may cause us to pay more for an acquired business than its long-term fair market value. There can be no assurance that we will be able to complete future acquisitions on terms favorable to us or at all. In addition, we may not be able to integrate any future acquired businesses, at all or without significant distraction of management into our ongoing business. In order to finance acquisitions, it may be necessary for us to issue shares of our capital stock to the sellers of the acquired businesses and/or to seek additional funds through public or private financings. Any equity or debt financing, if available at all, may be on terms which are not favorable to us and, in the case of equity financing or the use of our stock to pay for an acquisition, may result in dilution to our existing stockholders.

REGULATORY MATTERS

     There are no material federal or state regulatory requirements that must be complied with, or approvals that must be obtained, for the completion of the sale, other than the filing of this proxy statement, in preliminary and definitive form, with the SEC.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

     The sales transactions contemplated by the Share Purchase Agreement are non-taxable to the Company for Federal and state income tax purposes

NO APPRAISAL RIGHTS

     Our shareholders do not have appraisal rights under Nevada Revised Statutes in connection with the sale of the SCI Business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

As of June 30 , 2010, there were 69,314,124 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) each of our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock.

	Name and Address	Number of Shares
Title of Class	of Beneficial Owner	Beneficially Owned (1)	Percentage of Class (1)
Directors and Officers:
Common Stock	Perry Law 3702 South Virginia Street, Suite G12-401 Reno, NV	32,817	*
Common Stock	Brian Bonar 3702 South Virginia Street, Suite G12-401 Reno, NV	45,000,000	64.9%
Common Stock	Owen Naccarato 3702 South Virginia Street, Suite G12-401 Reno, NV	-	-
Common Stock	Directors and Officers as a group (1)	45,032,817	64.9%
5% Stockholders
Common Stock	Brian Bonar 3702 South Virginia Street, Suite G12-401 Reno, NV	45,000,000	64.9%

Notes

*	Less than 1%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. The percentage of class is based on 69,314,124 shares of common stock issued and outstanding as of June 30 , 2010.

(2)

On June 23, 2008, the Company entered into Debt Settlement Agreements with Perry Law and P5 Holdings Ltd. Perry Law holds all of the voting securities of P5 Holdings Ltd. Pursuant to the terms of the Debt Settlement Agreements, the Company issued an aggregate of 8,203,241 shares (32,817 Post-Reverse Split) to Mr. Law and P5 Holdings Ltd. The shares were issued as consideration of the settlement of unsecured loans in the amount of $287,113.45 owed to Mr. Law and P5 Holdings Ltd. by the Company.

OTHER MATTERS

     Our Board of Directors is not aware of any other business that may come before the Special Meeting. However, if additional matters properly come before the Special Meeting, shares represented by all proxies received by our Board of Directors will be voted with respect thereto at the discretion and in accordance with the judgment of the proxy holders.

STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at our next annual meeting of stockholders must be received at our principal executive offices not later than June 5, 2010. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.

WHERE YOU CAN FIND MORE INFORMATION

     We file reports, proxy statements and other information with the Securities and Exchange Commission as required by the Exchange Act of 1934, as amended. To read or obtain copies of our filings with the Securities and Exchange Commission, you may visit the Securities and Exchange Commission in person, request the documents in writing at prescribed rates or view our filings on the Securities and Exchange Commission website at:

Securities and Exchange Commission Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549
(800) SEC-0330
www.sec.gov

QUESTIONS

     If you would like additional copies of this proxy statement, or if you have questions about any of the proposals to be voted on at the Special Meeting, you should contact:

Smart-Tek Solutions, Inc.
Attn: Brian Bonar
Chief Financial Officer, Treasurer and Secretary
(866) 257-6675

     You can also find additional information about us at our website at www.Smart-Tekservices.com . Information contained on our website does not constitute part of this document.

REQUEST TO SIGN, DATE AND RETURN PROXIES

     If you do not intend to be present at the Annual Meeting on _______ , 2010, please sign, date and return the enclosed proxy card at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS ,

/s/ Brian Bonar
Chief Financial Officer, Treasurer and Secretary

ANNEX A

OPINION OF THE VALUE SMART-TEK COMMUNICATIONS INC.

The EMCO/ Hanover Group
Merchant Bankers

November 13, 2009

Smart-Tek Solutions , Inc.
 1100 Quail Street, Ste. 100
Newport Beach, California 92660
Attention: Board of Directors of Smart-Tek Solutions, Inc.

Re: Fairness Opinion of the going concern
business referenced below to be acquired
from Smart-Tek Solutions Inc whose
trading symbol is: “STTN.OB”.

Gentlemen:

The EMCO/Hanover Group (“EMCO/Hanover”) has been requested to render an opinion on the value of the business, Smart-Tek Communications Inc. (referenced herein to as “STC” or the “Company”) being acquired from Smart-Tek Solutions Inc. (STTN.OB). For purposes of this opinion it is based on the Independent Accountant’s Financial Statements for Fiscal Years ending June 30, 2009 and 2008. It is further the opinion of management that anticipated operating results for Fiscal 2010 should be comparable to that attained in Fiscal 2009 even though First Quarter results for Fiscal 2010 were up over the comparable period for Fiscal 2009.

Conclusion

It is the opinion of The EMCO/Hanover Group (“EMCO/Hanover”) that the Fair Market Value of the business of Smart-Tek Communications Inc. being acquired from Smart-Tek Solutions Inc. is US$ 826,782. For basis, see Section: Valuation Opinion herein - Page 4 herein and is fair to the shareholders of Smart-Tek Solutions, Inc.

To Be Acquired Business: Smart-Tek Communications Inc

a.) General Background Information

Post acquisition, Smart-Tek Communications Inc., incorporated on October 29, 1996 in the Province of British Columbia, Canada, is in the business of the design, sale, installation and service of security technology with electronic hardware, software products and structure cabling. Their primary business deals with residential high rise buildings and commercial developments plus system upgrades and monitoring contracts, with a 100% of its business in Canada.

11740-11 Sunset Boulevard, Los Angeles, California 90049-2996
Telephone: (310) 471-3735 Fax: (310) 440-2214 Email: bbarren@verizon.net website: www.emcohanover.com

It is not a manufacturer of system’s equipment but and off the shelf purchaser of product, similar to but much smaller than Henry Bros. Electronics, Inc, subsequently described herein. STC’s sales and technical installation team has over 50 years of experience specializing in the design, sales, installation and service of CCTV, access control, intercom, security, structuring cabling and wireless communicate on systems.

Despite solid growth over the past 10 years, the to-be-acquired Company is currently experiencing a slowness due to the current economic conditions worldwide since developers have slowed down construction caused by a slow down in the real estate market plus lower prices of real estate and the fact that construction financing is much harder to obtain in today’s market. Customers range from developers, general contractors, electrical contractors, property managers, institutions and general business.

The Company currently has 32 employees, with Perry Law being its President and Stephan Pratt as a Vice President. Each co- shares the responsibility for administration, customer relations and sales.

b.) Competition

Over the past 5 years according to its management, STC’s average work load has been about 10 projects per year with a value range of $100,000 to $ 400,000. Management considers that its local competitors are:

1.) Intercom has about 20 employees in the Vancouver area. However, it is part of ADT North America which in turn is a subsidiary of Tyco Fire & Security (NYSE: TYC). ADT has some 200 sales offices plus 7 customer monitoring centers and 22,000 employees in the United States and Canada.
2.) Blue Mountain Security is privately-held and has some 10 employees in the Vancouver area.
3.) Cobra Security is privately-held and has some 10-15 employees in the Vancouver area.
4.) D&L Security is also privately-held and has some 8-10 employees in the Vancouver area.
5.) Horizon Communications is privately-held and has some 25 employees in the Vancouver area.
6.) Milson Multimedia is privately-held and has some 15-20 employees in the Vancouver area.

c) Financial Condition and Operating Performance

For the Fiscal Period just ended June 30, 2009 the Company’s Balance Sheet was reported as: Total Current Assets ($1,09,295); Fixed and Other Assets ($59,469) for Total Assets of $1,163,763 – all reported in U.S. Dollars. Liabilities, all current, were: $1,951,204 causing a Negative Net Worth of ($787,442).

Gross Revenue for Fiscal 2009 year-end (through June 30, 2009) was $3,816,873 versus $3,804,213 for Fiscal 2008. Gross Profit for Fiscal 2009 was $834,462 (or 22%) versus $844,791 for Fiscal 2008. Net Income for 2009 was $44,482 compared to $23,109 for Fiscal 2008.

The EMCO/Hanover Group
Merchant Bankers

Basis of Valuation

1.) Comparatives Companies Selected

Since none of STC’s competitive companies were publicly-held, EMCO/Hanover reviewed four publicly-traded companies as comparatives in order to arrive at its opinion herein. These included:

               1.) Henry Bros. Electronics, Inc. (Symbol: HBE), with revenues of $60.6M and selling at a market cap. to revenue multiple of $24.1M to $60.6M or 39.8%, operates in the electronic physical security industry, which provides technology- based integrated electronic security systems, services, and emergency preparedness consultation to commercial enterprises and government agencies in the United States. It operates in two segments: a.) security system integration and b.) specialty products and services. It is not a manufacturer of its products.

               2.) Magal Security Systems Ltd. (Symbol: MAGS), with revenues of $70M and selling at a market cap. multiple to revenue multiple of $40.4M to $70.4M or 57.4%, engaged in the development, manufacture, marketing, and sale of computerized security systems that detect and deter human intrusion.

               3.) Napco Security Technologies, Inc. (Symbol: NSSC), with revenues of $70M and selling at a market cap. multiple to revenue of $34.2M to $70M or 48.9%, in the manufacture and sale of security products, including intrusion and fire alarms, building access control systems, and electronic devices worldwide.

               4.) Visual Management Systems, Inc. (Symbol: VMSY.OB), with revenues of $4.7M and selling at a market cap. multiple to revenue of $2.7M to $4.7M or 57.4%, engaged in the design, manufacture, sale, installation, upgradation, and service of digital surveillance systems that enables clients to manage their businesses, and secure their homes or campuses with video data retrieval and live viewing.

In addition to the above, EMCO/Hanover also reviewed industry data to determine what the average market cap. multiple to revenue were, namely: $26.1M to 70.4M or 37.1% . As such, EMCO/Hanover selected the latter which was close to that reflected by Henry Bros. above, given that fact that neither Henry Bros. or Smart-Tek were manufacturers but distributors.

     b.) Basis of Opinion

Given Fiscal 2009 revenues of $3,714,205 and using the industry average market capitalization rate of 37.1%
- as noted above, this would yield a gross value of $1,377,970. Based on a discount standard of 40% as a private company - given today’s economic environment (versus the typical standard of 30%), this would yield a fair market value of $826,782 as noted below, yielding a net transaction value at June 30,2009 of $39,341 ($826,782 - $787,441 as reflected by the then negative Shareholders’ Equity Account).

The EMCO/Hanover Group
Merchant Bankers

$3,714,205 (gross revenue for Fiscal 2009)x.371 (industry average market capitalization, per above) = $1,377,970

$1,377,970 x.40 (discount applied as a private company) = $826,782 or $39,341 per above

Opinion Qualification

For purposes of this valuation, EMCO/Hanover has relied on certain information supplied by the Company’s management and certain of its outside advisors - including that referred to herein. As such, EMCO/Hanover does not attest to the accuracy or reliability of this information or to any subsequent events which might or might not affect their accuracy or reliability, either positively or adversely, since the date of this opinion.

Credentials of the Undersigned

Bruce W. Barren is Group Chairman of The EMCO/Hanover Group, which, since its inception in 1971, has concluded more than $3 billion in financial transactions worldwide as international merchant bankers, representing more than 1,000 separate corporate transactions. Mr. Barren specializes in matters attendant to the senior management decision process including those relating to executive/employee compensation, wrongful terminations, board representation, operating management, planning, financial administration, debt and capital sourcing encompassing all types of investment requirements - business turnarounds, capital restructuring and merger/acquisition, plus foreign licensing along with corporate valuations for cash/ collateral purposes under the U. S. Bankruptcy Act and separately, for estate planning - including tangible and intangible assets.

Mr. Barren has personally been involved in more than 200 business turnarounds, representing more than $1 billion in annualized payroll. He has been honored on more than 50 separate occasions by: the governor of the Commonwealth of Pennsylvania plus New York, and New Jersey (in addition to their respective U.S. Senators) along with the governors of Kentucky and Tennessee. In California, he has received commendations from various municipal and county governments as well as its State Assembly, Senate, Offices of the State Treasurer, Controller and several Governors.

As part of these accolades, Mr. Barren has also received more than a dozen individual U.S. Congressional Tributes, both from the U.S. Senate and House of Representatives, including one in 1990 from then Congressman Christopher Cox- subsequently the 28th Chairman of the Securities and Exchange Commission. In 1989, Mr. Barren was honored with a commemorative from President Ronald Reagan. Further, between 2000 to 2005 he received letters of commendation from then President Clinton and Vice President Al Gore plus President George W. Bush and Vice President Richard Cheney along with then U.S. Senator Hilary Rodham Clinton (subsequently appointed in 2009 as the U.S. Secretary of State under President Obama) for his 35+ years of service to the country, various states and their respective community.

The EMCO/Hanover Group
Merchant Bankers

Under EMCO/Hanover's Executive Loan Program, Mr. Barren has assumed a number of senior on-line managerial positions, ranging from small- and medium-sized companies to those in the multi-national marketplace. Under this program, Mr. Barren has acted as: a Chief Executive Officer on a motorcycle manufacturer and a President of a microwave equipment manufacturing company – both for separate venture capital firms then located in New York City; a Chief Executive Officer of a California bank under FDIC approval; President of a HMO medical provider, with 23 offices in Southern California, under the State of California, Department of Insurance's approval; Chairman of a printing/graphic design business and as a Chief Executive and Administrative Officer for various companies in the construction/ real estate industry, both commercial and residential.

From 1959 to 1962, Mr. Barren was an Executive Vice President and Board Member of a multi-national industrial processing and chemical company, which he was forced to assume while he was in college, following the death of his father. Other prior experiences include an association with Price Waterhouse (1963-1967) where his responsibilities were directed primarily to client marketing-related problems at the chief executive officer level, involving such companies as Paramount Pictures, Saab Motors (Sweden) and Electrolux. Between 1968 and 1971 he was a member of several Securities and Exchange Commission (SEC) regulated investment banking firms, first as a Vice President at Walston & Co., Inc. and then as a Director/ Senior Vice President of Delafield Childs, Inc. – both then located in New York City.

In 1971, Mr. Barren became a Senior Vice President for an AMEX publicly-traded printing services company which also controlled a related company, listed in the Over-the-Counter Marketplace. Since then, he has been advisor to a number of other SEC regulated firms (Bregman Securities, Jesup & Lamont plus Birr Wilson) and in the late 1980’s to Transatlantic Capital Bio-Sciences Fund (London, England) - a “first-stage”, medical biosciences venture fund, whose investors included Johnson & Johnson International and Fison Pharmaceutical. Currently, Mr. Barren continues to act as an advisor to a variety of companies, engaged in a diversity of business – worldwide, including having served as the designated Chairman of the Executive Committee in 2005-6 for a U.S. publicly held company, with two mandates from the Peoples Republic of China (PRC): to upgrade its Level II hospitals and to introduce the concept of Assisted Care Living.

From 1985-87, Mr. Barren acted as Chief Executive Officer and Vice Chairman of a $200 million multinational transportation services company operating in some 40 different countries involving Europe along with North, Central and South America, plus Africa and the Middle East in addition to the Far East prior to its acquisition by a foreign corporation, In 1990-91, he was appointed Chief Executive office for a $750 million company operating throughout North America, Korea and England. From 1993 to 1996, Mr. Barren initially acted as an advisor and then became the Chief Executive Officer for an aerospace company in order to effect its capital formation program. In so doing, he was further appointed a co-conservator of this company by The Superior Court of Los Angeles, California.

The EMCO/Hanover Group
Merchant Bankers

Prior to becoming Chairman of Technical Asset Management LTD (England), Mr. Barren was Chief Executive Officer for a multi-national direct sales company, headquartered in Nanjing (PRC), and serving the Far East. Through 2004, Mr. Barren acted as the Lead Consultant for a medical services company whose primary activities focused on Mainland China. Because of his vast experience, he has been featured in more than 150 articles by various newspapers and internet media in the Far East (China and Japan), Europe and the United States, as "turnaround" specialist and business expert, including for one of the "Big 4" accounting firms' KMPG’s Banking Insider, and separately, KMPG's Commissions Markets Insider.

In 2005, Mr. Barren became an audio conferencing instructor for Progressive Business Publications (PBP) –representing an audience of some 70,000 people, including Chief Financial Officers for both publicly- and privately-held companies. In 2007, he continued as a CPE-Accredited instructor but this time the topic was: “Cash management: Building and fortifying a strong cash flow strategy.”

In litigation support, Mr. Barren has been accepted as a multi-industry expert in some 40 cases, including against such industry leaders like The Chase Manhattan Bank, Merrill Lynch, Wells Fargo Bank and The Ford Motor Company - representing a variety of capital transactions, plus minority shareholder interest, management and their fiduciary responsibilities, executive/employee compensation, wrongful employment terminations, corporate valuations plus a diversity of corporate transactions, including mergers and acquisitions. As such, he has given testimony in Federal and State Courts plus the U.S. Tax Court and before the IRS plus acted as an expert on behalf of the Securities and Exchange Commission. During his 35 year career, he has written more than 500 valuation opinions. Further, Mr. Barren was also the approved expert in the case: I.O.M. Investments (Monitor Dynamics, Inc., a company involved in the security systems business, the same as in which Smart-Tek Communications Inc. also operates)versus the U.S. Internal Revenue Service.

Mr. Barren, who has been on various television and radio stations throughout the U.S. as part of his distinguished career, has appeared before numerous professional societies, including the American Management Association, conducting lectures and seminars on executive management, strategic planning, corporate finance, merger/acquisition and other business-related matters. From 1978 through 1995, Mr. Barren authored and conducted advanced courses in CRISIS MANAGEMENT, CORPORATE VALUATION TECHNIQUES, MERGER AND ACQUISITIONS, LITIGATION SUPPORT plus CAPITAL SOURCING under the Continuing Professional Education (CPE) program of the then 32,000-member California Certified Public Accountants Foundation for Education and Research, the 35,000-member State of New York, and the 30,000-member Texas Society of Certified Public Accountants.

The EMCO/Hanover Group
Merchant Bankers

During the 1980's and 1990's, Mr. Barren appeared on various radio and television shows as an expert in business and the U. S. economy. Between 1991-1993, he was a frequent guest speaker to a number of Price Waterhouse (now PriceWaterhouseCoopers) CFO Forums in Southern California plus acted as a panel judge for Ernst & Young’s Annual Entrepreneurial Awards. For 2001, Mr. Barren was appointed to the Editorial Advisory Board of Prentice-Hall.

From 1990 to 2002, Mr. Barren taught courses as a part-time visiting lecturer for the Anderson Graduate School of Business-UCLA, The University of Southern California; Pepperdine University's Executive MBA Program plus Whittier College of Law and Chapman University's School of Law. In 1995-1996, Mr. Barren co-instructed various "workshop" courses in loan documentation and valuation procedures for Sanwa Bank, then one of the top five international banks.

Since 2005, Mr. Barren has received a number of accolades from various Latin American Countries for his many years of service to them. First, he was honored by the Central American Parliament and then by the President of CENTROAMERICANA DE INVERSIONES S. DE R. L. for his 40-years of service to its member countries in aiding their trade, both imports and exports – worldwide. This was then followed by honoring Mr. Barren for his countless efforts in helping Latin Americans in North America which has resulted in the creation or saving of employment of its people. Subsequently, Mr. Barren was also given another commendation. This was from FUNHDICOL (Fundacion Hondurena Para El Desarrollo Intelectual y Colectivo) for his many years of services in which he has assisted in many of this institution’s financial transactions which has helped in this country’s development.

In 2006, Mr. Barren was the Presenter for "Businessman of the Year" Award at the Trumpet Awards Ceremony in Atlanta, Georgia - the “Oscars” for African American Community Service. In 2006, Mr. Barren was presented with a Certificate of Honor from China's State-owned Supervision and Administration Commission of the People's Government of Hunan Province for his "great contribution" for establishing the first Sino-American Joint Ventured Hospital. Subsequently, he was also the keynote speaker at the 20th Annual China Industry Development Forum in Dongguan held by the China Tourist Hotels Association and received a plaque for his being an advisor to the Association. Mr. Barren, under EMCO/Hanover, has further been given an exclusive right to acquire majority control in the privatization of the multiple water treatment facility(s) in China.

In 2007, Mr. Barren, who has appeared on Chinese television on a number of occasions, was presented with a second Certificate of Honor. This time, it was in recognition of his efforts in the award of the first ever granted license to build an assisted-care living community in China which will consist of some 12,000 senior citizen, housing units. Separately, he also received a Letter of Appointment as a senior consultant for the Prosperity of Baotou business and investment from the Baotou Disabled People Welfare Fund Association of The Red Cross of Baotou City, Inner Monogolia from its Chairman – Zheng Jinduo. Concurrent with that, Mr. Barren was further appointed a senior consultant for The Association of Entrepreneur’s Friend, Baotou CPPCC by its President – Li yu ran.

The EMCO/Hanover Group
Merchant Bankers

In 2008, Mr. Barren joined the Board of Directors of Elephant Talk Holdings, Inc., a publicly-traded U.S. Company. Elephant Talk is an international telecom operator and enabler/systems integrator to the multi-media industry by facilitating the distribution of all forms of content and telecom services to global consumers. Besides various worldwide licenses in over a dozen markets in Europe, Asia and the Middle East, it also has a license to operate telecommunication switching facilities in China. Through mid-2009 before resigning, Mr. Barren served as its Company’s Vice Chairman in addition to being Chairman of its Compensation Committees plus the independent Director for its Nominating and Corporate Governance Committee along with its Audit Committee.

In May 2009, Mr. Barren met with the major of Shenyang, China. At that time he was appointed an honorary financial and economic adviser to the City of Shenyang. As part of his appointment Mr. Barren will attend the City’s yearly economic forum and other key meeting with the Mayor of Shenyang.

Mr. Barren has been listed in Marquis' Who's Who in the World since 1989 where also his academic credentials are presented. These include a Bachelor of Science degree from Babson College in 1962, a Master’s Degree from Bucknell University in 1963 plus in 1967 and 1968, two graduate certificates in International Marketing and Finance - with one, from the Harvard Business School and the other, from Cambridge University (Pembroke College) – England.

For additional information on Mr. Barren and EMCO/Hanover, please refer to the Company’s website at www.emcohanover.com.

Cordially,

The EMCO/Hanover Group

/s/ Bruce Barren

Bruce W. Barren, Chairman

The EMCO/Hanover Group
Merchant Bankers

ANNEX B

AMENDED SHARE PURCHASE AGREEMENT

AMENDED SHARE PURCHASE AGREEMENT

Between

SMART-TEK SOLUTIONS INC.

and

PERRY LAW

August 9 , 2010

AMENDED SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made this 9th day of August , 2010.

BETWEEN:
SMART-TEK SOLUTIONS INC., a corporation incorporated under the laws of the State of Nevada with an address for business at 3702 South Virginia Street, Suite G12-401 Reno, NV 89502

(the "Vendor")

AND:

PERRY LAW, a businessman with an address for business at Unit 10- 11720 Voyageur Way, Richmond, B.C. V6X 3G9

(the "Purchaser")

WHEREAS the Parties wish to carry-out the transactions set out herein, including without limitation the purchase and sale of the Purchased Shares (as such term is defined herein), upon the terms and conditions of this Agreement.

NOW THEREFORE in consideration of the mutual premises, covenants and agreements in this Agreement, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Parties), the Parties agree as follows:

2. INTERPRETATION

2.1 Definitions

In this Agreement:

(a)	"Agreement" means this agreement and any recitals and schedules to this agreement, as amended, supplemented or restated from time to time;

(b)	"Business Day" means any day other than Saturday, Sunday or any statutory holiday in Vancouver, British Columbia, Canada;

(c)

"Closing Date" means the earlier of: (i) ___________, 2010; (ii) three (3) Business Days following the satisfaction or waiver of all conditions precedent hereunder; or (iii) such other date as the Parties may mutually agree to;

(d)

"Closing" means the completion of the transfer of the Purchased Shares from the Vendor to the Purchaser and the completion of the other ancillary transactions set out herein in accordance with the terms of this Agreement;

(e)	"Effective Date" means _____________, 2010;

(f)	"Fairness Opinion" has the meaning ascribed thereto in Section 3.1(i) hereof;

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(g)	"GAAP" means generally accepted accounting principles in effect in the United States;

(h)	"Loan" means the unsecured loans in the aggregate principal amount of $821,756 granted by the Purchaser to the Vendor;

(i)	"Parties" means the parties to this Agreement and "Party" means any one of them;

(j)	"Purchase Price" means an aggregate amount of $ 821 ,757;

(k)	"Purchaser Release" means a release and discharge to be granted by the Purchaser in favour of the Vendor, substantially in the form attached as Schedule A hereto;

(l)	"Purchased Shares" means the SCI Shares;

(m)	"Purchaser" means Perry Law;

(n)	"Richardson Patel Litigation" means the litigation, claims and proceedings currently being instituted, or which in the future may be instituted, by Richardson Patel LLP against the Vendor;

(o)	“SCI” means Smart-Tek Communications Inc., a British Columbia corporation;

(p)	"SCI Shares" means 100 common shares in the capital of SCI owned by the Vendor;

(q)	"Smart-Tek Shares" means 32,814 shares of common stock in the capital of the Vendor beneficially owned by the Purchaser; and

(r)	"Vendor" means Smart-Tek Solutions Inc., a Nevada corporation.

2.2 Headings

The division of this Agreement into sections and the insertion of headings are for convenience only and do not form a part of this Agreement and will not be used to interpret, define or limit the scope, extent or intent of this Agreement.

2.3 Section References

Unless otherwise specified, references in this Agreement to sections are to sections of this Agreement.

2.4 Number and Gender

Unless otherwise specified, words importing the singular include the plural and vice versa and words importing gender include all genders.

2.5 Time of Day

Unless otherwise specified, references to time of day or date mean the local time or date in Vancouver, British Columbia.

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2.6 Use of the Word "Including"

The word "including" when following any general term or statement will not be construed as limiting the general term or statement to the specific matter immediately following the word "including" or to similar matters, and the general term or statement will be construed as referring to all matters that reasonably could fall within the broadest possible scope of the general term or statement.

2.7 Currency

All references to amounts of money mean lawful currency of the United States unless otherwise specified.

2.8 Accounting Terms

An accounting term which is not otherwise defined has the meaning assigned to it, and all accounting matters will be determined, in accordance with GAAP consistently applied.

2.9 Governing Law

This Agreement and each of the documents contemplated by or delivered under or in connection with this Agreement are governed exclusively by, and are to be enforced, construed and interpreted exclusively in accordance with, the laws of the Province of British Columbia and the laws of Canada applicable therein, which will be deemed to be the proper law of this Agreement. The Parties hereby agree that any action or proceeding related to this Agreement or the transactions contemplated herein shall be brought in a court of competent jurisdiction in the Province of British Columbia and for that purpose hereby attorn and submit to the jurisdiction of such British Columbia court.

3. SHARE TRANSFERS

3.1 Purchase and Sale of Purchased Shares

Subject to and in accordance with the terms and conditions set forth in this Agreement, at Closing, but effective as of the Effective Date, the Vendor hereby agrees to sell, assign and transfer the Purchased Shares to the Purchaser and the Purchaser hereby agrees to purchase the Purchased Shares.

3.2 Payment of Purchase Price

The Purchaser shall pay and fully satisfy the Purchase Price payable to the Vendor on Closing as follows:

(a)

$821,756 of the Purchase Price shall be paid and satisfied by setting-off the Vendor's indebtedness to the Purchaser pursuant to a Loan, including all accrued and unpaid interest there under up to the Closing Date, against the Purchase Price;

(b)	$1.00 of the Purchase Price shall be paid by the Purchaser transferring the Smart-Tek Shares to the Vendor as provided for in Section 6.3 hereof; and

(c)	Purchaser consents to the cancellation of any outstanding options beneficially owned by him.

(d)	Purchaser agrees to transfer all preferred shares of the Vendor beneficially owned by the purchaser as provided for in Section 6.3 hereof.

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4. REPRESENTATIONS AND WARRANTIES

4.1 Vendor's Representations and Warranties

The Vendor represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying on such representations and warranties in connection with the transactions set out herein:

(a)

Organization and Power - the Vendor is a company duly incorporated and validly existing under the laws of the State of Nevada and has the power, authority and capacity to enter into this Agreement on the terms and conditions herein set forth and to carry out the transactions contemplated by this Agreement;

(b)

Due Authorization - the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been authorized by all necessary action on the part of the Vendor, including without limitation the approval of the Vendor's audit committee and board of directors;

(c)

Title to Shares - the Vendor is the registered and beneficial owner of the Purchased Shares, and such Purchased Shares will be transferred to the Purchaser free and clear of any mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances, options or other restrictions (under law, contract or otherwise), or demands whatsoever (each a "Lien") except those restrictions solely know of by the Purchaser;

(d)

No Other Purchase Agreements - no person, firm or corporation has, or will have, any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition or transfer from the Vendor of any of the Purchased Shares or any interest therein or right thereto owned by the Vendor, other than the Purchaser pursuant to this Agreement;

(e)

Enforceable Agreement - this Agreement has been duly executed and delivered by the Vendor and constitutes a legal, valid and binding obligation of the Vendor, enforceable by the Purchaser against the Vendor in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditors' rights generally;

(f)

No Conflicts – Neither the execution, delivery and performance of this Agreement by the Vendor nor the consummation of the transactions contemplated hereby will conflict with or result in any breach or violation of the provisions of, or constitute a default (with or without notice or lapse of time or both) under, the constating documents of the Vendor or any law, rule, regulation, judgment, writ, order, decree, indenture, mortgage, lease, loan agreement or other agreement, contract or instrument by which the Vendor or the Purchased Shares are subject, bound or affected, and will not result in the creation of any Lien upon any of the Purchased Shares;

(g)

Consents. – No approval, consent, order, authorization or other action by, or notice to or filing with, any governmental authority or regulatory or self regulatory agency, or any other person or entity, and no lapse of a waiting period, is required in connection with the execution, delivery or performance by the Vendor or enforcement against the Vendor of this Agreement or the transfer of the Purchased Shares;

(h)

Bankruptcy and Insolvency Matters – No action or proceeding has been commenced or filed by or against the Vendor or which seeks or may lead to bankruptcy or any other similar proceeding in respect of the Vendor. No such action or proceeding has been authorized or is being considered by or on behalf of the Vendor and no creditor or equity security holder of the Vendor has, to the knowledge of the Vendor, threatened to commence or advise that it may commence, any such action or proceeding;

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(i)

Fairness Opinion – The Vendor has received an opinion (the "Fairness Opinion") from its external advisors to the effect that, as of the date of such opinion, subject to the assumptions and limitations set out therein, the consideration received by the Vendor in connection with the transactions contemplated by this Agreement is fair, from a financial point of view, to the Vendor;

(j)

Broker's Fees – The Vendor has not incurred any obligation or liability, contingent or otherwise for broker's or finder's fees in respect of the transactions herein provided for which the Purchaser shall have any obligation and liability; and

(k)

Litigation - there is no action, suit, proceeding or investigation pending or currently threatened against the Vendor that questions the validity of this Agreement or the right of the Vendor to enter into this Agreement or to consummate the transactions contemplated hereby.

4.2 Purchaser's Representations and Warranties

The Purchaser represents and warrants to the Vendor as follows and acknowledges that the Vendor is relying on such representations and warranties in connection with the transactions set out herein:

(a)

Enforceable Agreement - this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable by the Vendor against the Purchaser in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditors' rights generally;

(b)

Bankruptcy and Insolvency Matters – No action or proceeding has been commenced or filed by or against the Purchaser which seeks or may lead to bankruptcy or any other similar proceeding in respect of the Purchaser. No such action or proceeding has been authorized or is being considered by or on behalf of the Purchaser and no creditor or equity security holder of the Purchaser has, to the knowledge of the Purchaser, threatened to commence or advise that it may commence, any such action or proceeding;

(c)

Broker's Fees – The Purchaser has not incurred any obligation or liability, contingent or otherwise for broker's or finder's fees in respect of the transaction herein provided for which the Vendor shall have any obligation and liability;

(d)

Smart-Tek Shares – the Purchaser is the lawful beneficial owner of 32,814 Smart-Tek Shares and these Smart-Tek Shares transferred to the Vendor pursuant to this Agreement will be, when transferred, free and clear of any Liens;

(e)

No Other Purchase Agreements – as of Closing no person, firm or corporation has, or will have, any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition or transfer from the Purchaser any of the Smart-Tek Shares or any interest therein or right thereto owned by the Purchaser, other than the Vendor pursuant to this Agreement;

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(f)

Consents – no approval, consent, order, authorization or other action by, or notice to or filing with, any governmental authority or regulatory or self regulatory agency, or any other person or entity, and no lapse of a waiting period, is required in connection with the execution, delivery or performance by the Purchaser of this Agreement; and

(g)

Litigation - there is no action, suit, proceeding or investigation pending or currently threatened against the Purchaser its affiliates that questions the validity of this Agreement or the right of the Purchaser to enter into this Agreement or to consummate, or cause to be consummated, the transactions contemplated hereby.

4.3 Purchaser's Regulation S Representations and Warranties

The Purchaser represents and warrants to the Vendor as follows and acknowledges that the Vendor is relying on such representations and warranties in connection with the transactions set out herein:

(a)

the Purchaser is not a “U.S. Person” as such term is defined by Regulation S (“Regulation S”) of the Securities Act of 1933 (the “U.S. Securities Act”), and is not acquiring the SCI Shares for the account or benefit of a U.S. Person.

(b)

The SCI Shares to be issued to the Purchaser in accordance with the terms of the Agreement will be “restricted securities” within the meaning of the U.S. Securities Act and will be issued in accordance with Regulation S.

(c)	The Purchaser agrees not to engage in hedging transactions with regard to the SCI Shares to be issued to the Purchaser unless in compliance with the U.S. Securities Act.

(d)

The Purchaser agrees that, the Vendor will refuse to register any transfer of the SCI Shares to be issued to the Purchaser not made in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, pursuant to an available exemption from registration, or pursuant to the Agreement.

(e)

The Purchaser acknowledges that none of the SCI Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in each case only in accordance with applicable securities laws;

(f)

The Purchaser acknowledges that the Vendor has not undertaken, and will have no obligation, to register any of the SCI Shares under the U.S. Securities Act or any other applicable securities legislation; and

(g)

The Purchaser is outside the United States when receiving and executing this agreement and is acquiring the SCI Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the SCI Shares.

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5. CONDITIONS TO OBLIGATION OF THE PURCHASER

5.1 Conditions to Obligation of the Purchaser

The obligation of the Purchaser to consummate the transactions set out herein on the Closing Date will be subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Purchaser:

(a)

Regulatory Approval - the Purchaser shall have received all regulatory approvals or consents necessary to consummate the transactions set out herein including, without limitation, the purchase of the Purchased Shares;

(b)

Representations and Warranties; Performance of Obligations - the representations and warranties of the Vendor set forth in this Agreement will be true and correct when made, and will be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, the Vendor will have performed, satisfied and complied with all obligations and conditions required to be performed or observed by it under this Agreement on or prior to the Closing Date and the Vendor will have delivered to the Purchaser a certificate of the Vendor dated the Closing Date certifying that the foregoing has been satisfied, such certificate to be in form and substance satisfactory to the Purchaser, acting reasonably;

(c)

No Litigation or Legislation - no statute, rule, regulation, decree, ruling or injunction will have been enacted or entered into, and no litigation, proceeding, government inquiry or investigation will be pending, which challenges, prohibits or restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement.

(d)

All amounts owed to Richardson & Patel LLP pursuant to the Richardson & Patel Litigation shall be paid and satisfied by the Purchaser concurrent with the closing of this transaction. This will be evidenced with a confirmation from Richardson & Patel that such debt has been paid in full.

6. CONDITIONS TO OBLIGATION OF THE VENDOR

6.1 Conditions to Obligation of the Vendor

The obligation of the Vendor to consummate the transactions set out herein on the Closing Date will be subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Vendor:

(a)

Regulatory Approval - the Vendor shall have received all regulatory approvals or consents necessary to consummate the transactions set out herein including, without limitation, the purchase of the Purchased Shares;

(b)

Representations and Warranties; Performance of Obligations - the representations and warranties of the Purchaser set forth in this Agreement will be true and correct when made, and will be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, the Purchaser will have performed, satisfied and complied with all obligations and conditions required to be performed or observed by them under this Agreement on or prior to the Closing Date; and

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(c)

No Litigation or Legislation - no statute, rule, regulation, decree, ruling or injunction will have been enacted or entered into, and no litigation, proceeding, government inquiry or investigation will be pending, which challenges, prohibits, restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement.

7. CLOSING

7.1 Time and Place of Closing

Subject to the satisfaction (or waiver) of the conditions set forth in Sections 4 and 5 herein, the Closing shall take place at 10:00 a.m. (pacific standard time) on the Closing Date at the offices of _______________________, or at such other time and/or place as the Parties mutually agree.

7.2 Vendor's Closing Deliveries

Unless waived by the Purchaser, on or before Closing, the Vendor will deliver and/or pay the following to the Purchaser:

(a)

a certified copy of the resolutions of the board of directors of the Vendor authorizing the entering into, execution and delivery of this Agreement, the sale of the Purchased Shares and the completion of the other transactions as contemplated by this Agreement;

(b)	the share certificate representing the Purchased Shares duly endorsed for transfer to the Purchaser, or an instrument of transfer in respect of the same;

(c)	a copy of the Fairness Opinion;

(d)	an officer's certificate as contemplated by Section 4.1(b); and

(e)	such other documents as the Purchaser may reasonably require.

7.3 Purchaser's Closing Deliveries

Unless waived by the Vendor, on or before Closing, the Purchaser will deliver the following to the Vendor:

(a)	an executed copy of the Purchaser Release;

(b)	the share certificate representing the Smart-Tek Shares duly endorsed for transfer to the Vendor, or an instrument of transfer in respect of the same;

(c)	all preferred share certificates beneficially owned by the Purchaser, duly endorsed for transfer to the Vendor, or an instrument of transfer in respect of the same; and

(d)	such other documents as the Vendor may reasonably require.

7.4 Terms of Closing

(a)

Closing shall not be completed, nor shall the documents tabled for delivery at Closing, be delivered or released, until all of the conditions of Closing (including the deliveries contemplated by this Article 6 and the conditions set forth in Articles 4 and 5) have been fulfilled or waived and each of the parties hereto or their respective counsel shall have confirmed the same.

9

(b)	The Closing of the transactions contemplated hereby shall occur concurrently.

8. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1 Survival of Representations, Warranties and Covenants

The representations, warranties and covenants of each party contained in this Agreement will survive Closing for a period of six months after the Closing Date.

9. INDEMNIFICATION

9.1 Indemnity

(a)

Subject to Section 8.2 hereto, the Vendor will indemnify and hold harmless the Purchaser and its affiliates and associates from and against any claim, loss, liability (including without limitation for income, capital withholding, stamp duty, excise or other taxes whatsoever or howsoever incurred), damage or expense (including reasonable legal fees) which the Purchaser and/or its affiliates, directly or indirectly, incur, suffer or otherwise become liable for by reason of, or which will result from, arise out of or be based, directly or indirectly upon: (i) the inaccuracy of any representation or warranty made by the Vendor hereunder; and (ii) the failure of the Vendor to comply with any covenant or agreement made by the Vendor hereunder; and

(b)

Subject to Section 8.2 hereto, the Purchaser will indemnify and hold harmless the Vendor from and against any claim, loss, liability, damage or expense (including reasonable legal fees) (each a "Vendor's Loss") which the Vendor will, directly or indirectly, incur or suffer by reason of, or which will result from, arise out of or be based upon: (i) the inaccuracy of any representation or warranty made by the Purchaser hereunder; or (ii) the failure of the Purchaser to comply with any covenant or agreement made by the Purchaser hereunder.

9.2 Notice of Claim

Upon the occurrence of any event that a Party (the "Indemnified Party") asserts to be the basis for a claim for indemnification against the other Party (the "Indemnifying Party") under this Article 8 (a "Claim"), then the Indemnified Party shall promptly (and in any event within fifteen (15) Business Days after discovery of such Claim) give notice (a "Claim Notice") to the Indemnifying Party thereof in writing, in accordance with Section 9.2 below, which Claim Notice shall set forth (i) a particular description of the event or condition that is the basis for the Claim; (ii) whether the Claim arises as a result of a claim by a person against the Indemnified Party (a "Third Party Claim") or whether the Claim does not so arise (a "Direct Claim"); and (ii) the amount reasonably necessary to satisfy such Claim; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation under this Agreement except to the extent the Indemnifying Party thereby is prejudiced.

9.3 Direct Claims

In the case of a Direct Claim, the Indemnifying Party shall have sixty (60) days from receipt of the Claim Notice within which to make such investigation of the Claim as the Indemnifying Party considers necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Claim, together with all such other information as the Indemnifying Party may reasonably request. If the Parties agree at or before the expiration of such sixty (60) day period (or any mutually agreed upon extension thereof) to the validity and amount of such Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Claim, failing which the matter shall be referred to binding arbitration in such manner as the Parties may agree or shall be determined by a court of competent jurisdiction.

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9.4 Third Party Claims

In the case of a Third Party Claim, the Indemnifying Party shall have the right, at its expense, to participate in or assume control of the negotiation, settlement or defence of the Claim. If the Indemnifying Party elects to assume such control, the Indemnifying Party shall reimburse the Indemnified Party for all of the Indemnified Party's reasonable out-of-pocket expenses incurred up to the time of such participation or assumption by Indemnifying Party. The Indemnified Party shall have the right to participate in the negotiation, settlement or defence of such Third Party Claim and to retain counsel to act on its behalf, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel at its expense or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them (such as the availability of different defences). The Indemnified Party shall cooperate with the Indemnifying Party so as to permit the Indemnifying Party to conduct such negotiation, settlement and defence and for this purpose shall preserve all relevant documents in relation to the Third Party Claim, allow the Indemnifying Party access on reasonable notice to inspect and take copies of all such documents and require its personnel to provide such statements as the Indemnifying Party may reasonably require and to attend and give evidence at any trial or hearing in respect of the Third Party Claim. If, having elected to assume control of the negotiation, settlement or defence of the Third Party Claim, the Indemnifying Party thereafter fails to conduct such negotiation, settlement or defence with reasonable diligence, then the Indemnified Party shall be entitled to assume such control and the Indemnifying Party shall be bound by the results obtained by the Indemnified Party with respect to such Third Party Claim. If any Third Party Claim is of a nature such that the Indemnified Party is required by applicable law or the order of any court, tribunal or regulatory body having jurisdiction to make a payment to any person (a "Third Party") with respect to the Third Party Claim before the completion of settlement negotiations or related legal proceedings, as the case may be, then the Indemnified Party may make such payment and the Indemnifying Party shall, promptly after demand by the Indemnified Party, reimburse the Indemnified Party for such payment.

9.5 Settlement of Third Party Claims

If the Indemnifying Party fails to assume control of the defense of any Third Party Claim, the Indemnified Party shall have the exclusive right to contest, settle or pay the amount claimed, subject to the written consent of the Indemnifying Party. Whether or not the Indemnifying Party assumes control of the negotiation, settlement or defense of any Third Party Claim, the Indemnifying Party shall not settle any Third Party Claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however, that the liability of the Indemnifying Party shall be limited to the proposed settlement amount if any such consent is not obtained for any reason within a reasonable time after the request therefor.

9.6 Tax Adjustments

(a)	The amount of any Claim submitted under this Article 8 as damages or by way of indemnification shall be determined on an after-tax basis, and without limiting the generality of the foregoing shall:

11

(i) be net of the present value of any tax benefits to the Indemnified Party resulting from the claim for indemnity and indemnification; and

(ii) include the amount necessary to hold the Indemnified Party harmless after tax; and the present value of any tax benefits shall be the amount, calculated on the date that is the Business Day immediately preceding the date of payment of the Claim, that is required to provide a yield from such date to the last day of the latest taxation year of the Indemnified Party to which the tax benefits relate that is equal to the sum of the yield to maturity on such date, assuming semi-annual compounding, that a non-callable Government of Canada bond would carry if issued in Canadian dollars in Canada at 100% of its principal amount on such date and maturing approximately on the last day of the latest taxation year of the Indemnified Party to which the tax benefits relate.

(b)

The amount of any Claim submitted under this Article 8 as damages or by way of indemnification as determined without regard to this Section 8.6 shall be increased, if said amount is taxable according to applicable legislation, by an amount equal to the rate of goods and services tax (or similar tax) applied to such amount.

9.7 Benefit of Insurance

The amount which an Indemnifying Party is required to pay to any Indemnified Party in respect of a Claim shall be limited to the amount of liability that remains after deducting there from the amount of any insurance proceeds, indemnity, contribution or similar payment otherwise actually received by the Indemnified Party in respect of such Claim. If an Indemnified Party shall have received an indemnity payment in respect of a Claim and shall subsequently receive any insurance proceeds, indemnity, contribution or similar payment in respect of such Claim, then such Indemnified Party shall pay to the Indemnifying Party an amount equal to the lesser of such amount received or the amount of the indemnity payment.

10. GENERAL PROVISIONS

10.1 Termination

If the Closing does not occur on or before ____________, 2010, either Party may, upon notice to the other Party, terminate this Agreement with immediate effect.

10.2 Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided. Any such notice, if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day of sending, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below. Notice of change of address shall also be governed by this section. Notices and other communications shall be addressed as follows:

(a)	if to the Purchaser :

Perry Law 10-11720 Voyageur Way Richmond, BC, V6X 3G9 Tel: 604-718-1882

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(b)	if to the Vendor: SMART-TEK SOLUTIONS, INC. 1100 Quail Street, Suite 100 Newport Beach, CA 92660 (866) 257-6675

10.3 Entire Agreement

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, among the Parties with respect to the subject matter of this Agreement except as specifically set out herein. In the event of any conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of any document ancillary hereto, the terms and conditions of this Agreement shall prevail.

10.4 Waiver and Consent

No consent or waiver, express or implied, by any Party to or of any breach or default by another Party of any or all of its obligations under this Agreement will be valid unless it is in writing, nor will it eliminate or modify the need for a specific consent or waiver in any other or subsequent instance.

10.5 Amendments

This Agreement may not be amended except by written agreement among all the parties to this Agreement.

10.6 Assignments

No Party may assign any right, benefit or interest in this Agreement without the written consent of the other Party, which consent may not be unreasonably withheld.

10.7 Binding Effect

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

10.8 Time of Essence

Time is of the essence of this Agreement.

10.9 No Adverse Interpretation of Other Agreements

This Agreement may not be used to interpret any other indenture, loan, note or other agreement of the Parties hereto or any other person. Any such other indenture, loan, note or other agreement may not be used to interpret this Agreement.

10.10 No Recourse Against Others

No director, trustee, officer, employee, incorporator or stockholder of any Party or any of their respective affiliates, as such, will have any liability or obligations to any other Party hereunder or for any claim based on, in respect of, or by reason of, such obligations or their creation hereunder. Each Party waives and releases all such liability and such waiver and release form part of the consideration for this Agreement.

13

10.11 Costs and Expenses

All costs and expenses of or incidental to the transactions contemplated in this Agreement are to be assumed and paid by the Party incurring such costs and expenses.

10.12 Further Assurances

Each Party will, at its own expense, execute and deliver all such further agreements and documents and do such further acts and things as may be reasonably required to give effect to this Agreement.

10.13 Counterparts

This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts will constitute one and the same agreement. This Agreement may be executed and transmitted by facsimile transmission and if so executed and transmitted this Agreement will be for all purposes as effective as if the parties had delivered an executed original Agreement.

10.14 Severability

Should any part of this Agreement be declared or held invalid for any reason, that invalidity will not affect the validity of the remainder which will continue in force and effect and be construed as if this Agreement had been executed without the invalid portion and it is hereby declared the intention of the Parties hereto that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held invalid.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement with effect as of the day and year first above written.

SMART-TEK SOLUTIONS INC.

/s/ Brian Bonar	/s/ Perry Law
By:
PERRY LAW
Name :Brian Bonar

Title:CEO

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SCHEDULE A

AMENDED FORM OF PURCHASER RELEASE

RELEASE AND DISCHARGE

Perry Law (the "Releasor"), for and in consideration of the premises set out in the share purchase agreement between the Releasor and Smart-Tek Solutions Inc. ("STS") of __________________ , 2010 (the "Share Purchase Agreement") and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), subject to the terms and conditions set out herein, by these presents, hereby, on its own behalf and on behalf of its affiliates (as defined in the Share Purchase Agreement) and associates, REMISES, RELEASES AND FOREVER DISCHARGES STS, its directors, officers and advisors, its affiliates, associates, subsidiaries and their respective directors, officers and advisors (collectively, the "Releasees") and their respective successors and assigns, of and from all manners of action, causes of action, suits, contracts, claims, demands, costs and expenses of any nature or kind whatsoever (each a "Claim"), which against the Releasees, the Releasor ever had, now has or hereinafter can, shall or may have by reason of any matter, cause or thing whatsoever existing up to the present time, other than the rights and obligations of the parties under the Share Purchase Agreement and the agreements ancillary thereto (the "Excluded Claims"), all of which Excluded Claims are specifically excluded from this Release and Discharge.

IT IS DISTINCTLY UNDERSTOOD AND AGREED that the Releasor shall not commence any further proceedings against the Releasees with respect to the Claims and shall discontinue against the Releasees any existing proceedings commenced by the Releasor to which any Releasees is a defendant on a without cost basis.

IT IS DISTINCTLY UNDERSTOOD AND AGREED that the Releasor shall indemnify and hold the Releasees harmless in respect of any Claim brought against a Releasee by an affiliate or associate of the Releasor.

IT IS FURTHER DISTINCTLY UNDERSTOOD AND AGREED that the above consideration is accepted voluntarily for the purpose of making full and final compromise, adjustment and settlement of all claims or potential claims between the Releasor and the Releasees as provided herein and this Release and Discharge shall not be construed as an admission of liability on the part of the Releasees.

IT IS FURTHER DISTINCTLY UNDERSTOOD AND AGREED and the Releasor acknowledges that facts in respect of which this Release and Discharge is made may prove to be other than or different from the facts in that are now known or believed by the Releasor to be true. The Releasor accepts and assumes the risk of the facts being different and agrees that this Release and Discharge shall be in all respects enforceable and not subject to termination, rescission or variation by a discovery of any difference in facts.

IT IS FURTHER DISTINCTLY UNDERSTOOD AND AGREED and the Releasor hereby acknowledges and agrees that with respect to this Release and Discharge, STS is contracting on both its own behalf and as trustee for the other Releasees (collectively, the “Release Beneficiaries”) and therefore all of the Releasor’s obligations, covenants, responsibilities, indemnities and agreements under this Release and Discharge shall also be directly and independently enforceable by, and constitute direct and independent obligations vis-à-vis, each of the Release Beneficiaries. STS has accepted these trusts and will hold and enforce the obligations, covenants, responsibilities, indemnities and agreements of the Releasor under this Release and Discharge on behalf of the Release Beneficiaries and the Releasor acknowledges and agrees that the obligations, covenants, responsibilities, indemnities and agreements granted by it under this Release and Discharge shall be enforceable by STS both in its own right and as trustee on behalf of the Release Beneficiaries.

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IT IS FURTHER DISTINCTLY UNDERSTOOD AND AGREED that the Releasor has read this Release and Discharge and, prior to the execution hereof, obtained independent legal advice in respect hereof and confirms that the terms of this Release and Discharge are contractual and not a mere recital.

IT IS FURTHER DISTINCTLY UNDERSTOOD AND AGREED that capitalized terms used in this Release and Discharge, and not otherwise defined herein, shall have the meanings ascribed thereto in the Share Purchase Agreement.

THIS RELEASE AND DISCHARGE is governed by and shall be interpreted pursuant to the laws of the Province of British Columbia and the laws of Canada applicable therein. The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of British Columbia, in any action or proceeding arising out of or relating to this Release and Discharge and hereby irrevocably agree that all claims in respect of any such action or proceeding may be heard and determined in such court, and that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

THIS RELEASE AND DISCHARGE may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts will constitute one and the same agreement. This Release and Discharge may be executed and transmitted by facsimile transmission and if so executed and transmitted this Release and Discharge will be for all purposes as effective as if the parties had delivered an executed original Release and Discharge.

IN WITNESS WHEREOF the Releasor has hereunto executed this Release and Discharge effective the 9th day of August, 2010.

/s/ Brian Bonar
BRIAN BONAR
SMART-TEK SOLUTIONS INC.

/s/ Perry Law
PERRY LAW
SMART-TEK COMMUNICATIONS INC.

ANNEX C

MARCH 2010 FORM 10-Q

PART I - FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS.

Smart-tek Solutions Inc.
March 31, 2010 and 2009

PART I -- FINANCIAL INFORMATION

Smart-tek Solutions Inc.
Consolidated Balance Sheets
As at March 31, 2010 (Unaudited) and June 30, 2009

	March 31,	June 30,
	2010	2009
	(unaudited)

Assets
Current assets
Cash and cash equivalents	$706,496	$73,272
Accounts receivable	1,107,855	639,284
Contract retention receivable	278,909	235,196
Cost of uncompleted contracts in excess of billings	189,865	37,097
Prepaid expenses and deposits	2,342,555	1,376
Total current assets	4,625,680	986,225

Equipment, net of accumulated depreciation	106,335	15,122

Goodwill	451,311	451,311

	$5,183,326	$1,452,658

Liabilities
Current liabilities
Accounts payable and accrued liabilities	$2,626,366	$408,365
Bonus payable	748,144	240,744
Billings on uncompleted contracts in excess of costs and estimated revenues	142,246	297,600
Deferred revenue	15,259	12,389
Loans payable	-	310,265
Shareholder loans	821,756	625,392
Amounts due to officers and directors	685,641	400,172

Total current liabilities	5,039,412	2,294,927

Stockholders’ Equity (Deficiency)
Preferred stock, $0.001 par value, 5,000,000 shares authorized, one (1) shares of Class A preferred issued and outstanding at March 31, 2010 and June 30, 2009	-	-
Common stock: $0.001 par value, 500,000,000, shares authorized, 69,314,124 issued and outstanding at March 31, 2010 and 447,589 issued and outstanding at June 30, 2009 respectively	69,314	448
Additional paid in capital	6,852,863	6,566,464
Accumulated other comprehensive loss	(113,666)	(67,722)
Accumulated deficit	(6,664,597)	(7,341,459)
Total stockholders’ equity (deficiency)	143,914	(842,269)

	$5,183,326	$1,452,658

See accompanying notes to the consolidated financial statements.

Smart-tek Solutions Inc.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited)

	Three	Three	Nine	Nine
	Months	Months	Months	Months
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2010	2009	2010	2009

Revenue

Contract revenue	$3,288,324	$698,615	$8,283,106	$2,409,465
Services revenue	50,971	10,321	62,677	43,512
Other revenue	637	115	977	625
Total revenue	3,339,932	709,051	8,346,760	2,453,602

Cost of revenue and service delivery	2,219,070	597,347	5,736,401	1,839,254

Gross profit	1,120,862	111,704	2,610,359	614,348

Selling, general and administrative expenses	825,836	169,884	1,927,580	710,305

Operating income (loss)	295,026	(58,180)	682,779	(95,957)

Other expense
Interest	(2,249)	(1,057)	(5,917)	(3,892)

Net income (loss)	292,777	(59,237)	676,862	(99,849)

Currency translation adjustment	(17,270)	11,577	(45,944)	82,448

Comprehensive income	$275,507	$(47,660)	630,918	(17,401)

Earnings per share, basic and diluted	$0.01	$0.11	0.02	(0.04)

Weighted average shares outstanding, basic and diluted	36,693,734	447,589	36,693,734	447,589

See accompanying notes to the consolidated financial statements.
F-2

Smart-tek Solutions Inc.
Consolidated Statement of Changes in Stockholders’ Equity (Deficiency)
Nine months ended March 31, 2010
(Unaudited)

	Common Stock
				Accumulated
			Additional	Other
			Paid in	Comprehensive	Accumulated
	Shares	Amount	Capital	Income	Deficit	Total

Balance – June 30, 2008	447,589	$448	$6,533,964	$(121,568)	$(7,205,092)	$(792,248)

Fair Value Options issued to employees	-	-	32,500	-	-	32,500

Net Loss	-	-	-	-	(136,367)	(136,367)

Currency translation adjustment	-	-	-	53,846	-	53,846

Balance – June 30, 2009	447,589	$448	$6,566,464	$(67,722)	$(7,341,459)	$(842,269)

Shares issued for Marketing
Partner Agreement	45,000,000	45,000	-	-	-	45,000
Shares issued for debt	23,866,535	23,866	286,399	-	-	310,265

Net Income	-	-	-	-	676,862	676,862

Currency translation adjustment	-	-	-	(45,944)	-	(45,944)

Balance – March 31, 2010	69,314,124	$69,314	$6,852,863	$(113,666)	$(6,664,597)	$143,914

See accompanying notes to the consolidated financial statements.
F-3

Smart-tek Solutions Inc.
Consolidated Statements of Cash Flows
(Unaudited)

	Three	Three	Nine	Nine
	Months	Months	Months	Months
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2010	2009	2010	2009

Operating Activities

Net income (loss)	$292,777	$(59,237)	$676,862	$(99,849)
Adjustments to reconcile net income (loss) to cash used in operating activities
Depreciation and amortization	6,419	324	14,361	1,061
Amortization of deferred compensation	-	-	-	32,500
Marketing Partner Agreement	-	-	45,000	-

Changes in operating assets and liabilities
Accounts receivable	(129,826)	(62,483)	(468,571)	112,756
Contract retention receivable	65,347	14,564	(43,713)	48,511
Costs of uncompleted contracts in excess of
billings	20,342	(15,055)	(152,768)	(267,352)
Prepaid expenses and deposits	(711,293)	46	(2,341,179)	301
Accounts payable and accrued liabilities	374,581	(73,158)	2,218,001	(200,251)
Bonus payable	291,424	(7,276)	507,400	(48,479)
Billings on uncompleted contracts in excess of costs and estimated revenues	54,079	17,248	(155,354)	45,876
Deferred revenue	3,216	317	2,870	(34)

Net cash used in operating activities	267,066	(184,710)	302,909	(374,960)

Investing activities

Purchase of equipment	(28,317)	-	(105,574)	(6,158)

Net cash used in investing activities	(28,317)	-	(105,574)	(6,158)

Financing activities

(Decrease) Increase in bank overdraft	-	24,795	-	(8,676)
Proceeds from shareholder loan	-	202,245	196,364	208,082
Proceeds from officers and directors	(26,979)	(55,361)	285,469	89,445

Net cash provided by financing activities	(26,979)	171,679	481,833	288,851

Effects of exchange rates on cash	(17,270)	11,557	(45,944)	82,448

Net increase (decrease) in cash	194,500	(1,474)	633,224	(9,819)

Cash and cash equivalents, beginning of period	511,996	42,900	73,272	51,245

Cash and cash equivalents, end of period	$706,496	$41,426	$706,496	41,426

Supplemental cash flow information
Interest paid	$2,249	$1,057	$5,917	$-

See accompanying notes to the consolidated financial statements.
F-4

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
March 31, 2010

1.           Summary of significant accounting policies

Nature of operations, basis of financial statement presentation

Smart-tek Solutions Inc. (“the Company”) was incorporated in the State of Nevada on March 22, 1995.

Smart-tek Communications Inc. (“SCI”) was incorporated on October 29, 1996 in the Province of British Columbia, Canada. The Company specializes in the design, sale, installation and service of security technology with electronic hardware and software products. Projects range from residential and commercial developments to system upgrades and monitoring contracts. Customers include major developers, general and electrical contractors, hospitals, Crown Corporations, law enforcement agencies and retail facilities. Currently, 100% of the Company’s operations are in Canada.

In March 2005, the Company entered into a Letter of Intent to acquire Smart-tek Communications, Inc. (“SCI”) a British Columbia based security design and installation contractor. Pursuant to a Share Exchange Agreement executed in April 2005. SCI became a wholly-owned subsidiary of the Company. As a result of this acquisition, the Company has ceased all ongoing business relationships with Xili and will direct its efforts to effectively operate and expand in the security sector.

On February 11, 2009, Smart-tek Automated Services Inc., a wholly owned subsidiary of the Company was incorporated in the State of Nevada. Smart-tek Automated Services Inc. will provide integrated and cost-effective management solutions in the area of human resources for public and private companies.

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the following significant accounting policies:

Principles of consolidation

The consolidated financial statements include the accounts of Smart-tek Solutions Inc., and its wholly-owned subsidiaries Smart-tek Communications Inc. and Smart-tek Automated Services Inc. Significant inter-company transactions have been eliminated in consolidation.

Accounts Receivable

The Company reports accounts receivable at net realizable value. The Company’s term of sale provide the basis for when accounts become delinquent or past due. The Company provides an allowance for doubtful accounts, when necessary, equal to the estimated uncollectible amounts. There is an allowance for doubtful accounts as of March 31, 2010 of $4,432 (2009 – $7,986).

F-5

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
March 31, 2010

Equipment

Equipment, including computer equipment under capital lease agreements, is recorded at cost and depreciated using accelerated methods over the estimated useful lives of the related assets ranging from 3 to 5 years. The Company reviews the carrying value of long-term assets to be held and used when events and circumstances warrant such a review. If the carrying value of a long-lived asset is considered impaired, a loss is recognized based on the amount by which the carrying value exceeds the fair market value. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. The cost of normal maintenance and repairs is charged to operations as incurred. Major overhaul that extends the useful life of existing assets is capitalized. When equipment is retired or disposed, the costs and related accumulated depreciation are eliminated and the resulting profit or loss is recognized in income.

Financial instruments

The Company’s financial instruments consist of cash and cash equivalents, accounts receivables, contract retention receivable, accounts payable and accrued liabilities, bonus payable, shareholder loans and amounts due to officers and directors. The fair value of these financial instruments approximate their carrying value due to the short maturities of these instruments, unless otherwise noted.

Interest rate risk arises on the various rates at which the Company has obtained certain long-term debts. However, the Company expects to repay these obligations in full either at maturity or at terms set out in the specific agreements. Consequently, risk related to fluctuations on the bank prime is minimal. The remaining balance of long-term debt is based on fixed terms of interest. The Company expects to repay these amounts in full, thereby minimizing interest rate risk.

Cash and equivalents

Cash and equivalents include investments with initial maturities of three months or less.

Income taxes

In accordance with SFAS No. 109, “Accounting for Income Taxes”, the Company uses the asset and liability method to account for income taxes, including recognition of deferred tax assets for the anticipated future tax consequences attributable to differences between financial statement amounts and their respective tax bases. The Company reviews its deferred tax asset for recovery and a valuation allowance is established when the Company believes that it is more likely than not that some portion of its deferred tax asset will not be realized. Changes in valuation allowances from period to period are included in the Company’s tax provision in the period of change (see Note 8).

Goodwill and intangible assets

The Company accounts for goodwill and intangible assets pursuant to SFAS No. 142, “Goodwill and Other Intangible Assets”. Under SFAS 142, intangibles with definite lives continue to be amortized on a straight-line basis over the lesser of their estimated useful lives or contractual terms. Goodwill and intangibles with indefinite lives are evaluated at least annually for impairment by comparing the asset’s estimated fair values with its carrying value, based on cash flow methodology.

Use of estimates

The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and related disclosures. Specific areas, among others, requiring the application of management’s estimates and judgment includes assumptions pertaining to credit. Worthiness of customers, percentage of completion and related costs for contracts in progress, interest rates, useful lives of assets, future cost trends, tax strategies, and other external market and economic conditions. Actual results could differ from estimates and assumptions made.

F-6

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
March 31, 2010

Revenue recognition

The Company accounts for its construction projects using the percentage of completion method, measured using the cost-to-cost method. This method of accounting requires a calculation of job profit to be recognized in each reporting period for each contract abased upon estimates of future outcomes, which include:

  Estimates of total cost to complete the contract;
  Estimates of contract schedule and completion date;
  Estimates of the percentage the contract is complete; and
  Amounts of any probable unapproved claims and change orders included in revenue.

At the outset of each contract, a detailed analysis of estimated cost to complete the contract is prepared. Periodically, evaluation of the estimated cost, claims, change orders and percentage of completion at the project level will be performed. The recording of profits and losses on long-term contracts requires an estimate of the total profit and loss over the life of each contract. This estimate requires consideration of contract revenues, change orders and claims, less cost incurred and estimated costs to complete. Anticipated losses on contracts are recorded in full in the period in which they become evident. Profits are recorded based upon the total estimated contract profit times the current percentage of completion for the contract.

When calculating the amount of total profit or loss on a long-term contract, unapproved claims are recorded as revenue when collection is deemed probable based upon the four criteria for recognizing unapproved claims under the AICPA Statement of Position 81-1 (“SOP 81-1”) Accounting for Performance of Construction Type and Certain Production Type Contracts. The Company is actively engaged in claims negotiations with customers and the success of the claims negotiations have a direct impact on the profit or loss recorded for any long-term contract. On a quarterly basis, significant contracts are reviewed. However, there are many factors that impact future costs, including but not limited to, weather, inflation, labor and community disruptions, timely availability of materials, productivity and other factors. These factors can affect the accuracy of our estimates and materially impact our future earnings.

The company also provides various other services to customers not covered under construction contracts such as equipment repairs. The revenue from the provision of these types of services is recorded once the specific job is complete.

The Company recognizes professional employment organizations (PEO) revenues when each periodic payroll is delivered to the client. Revenues are reported in accordance with the requirements of Financial Accounting Standards Board (“FASB”) Emerging Issues Task Force Issue No. 99-19, “Reporting Revenues Gross as a Principal Versus Net as an Agent.” (EITF 99-19). Consistent with its revenue recognition policy, the Company’s net PEO revenues and cost of PEO revenues do not include the payroll cost of its worksite employees. Instead, PEO revenues and cost of PEO revenues are comprised of all other costs related to its worksite employees, such as payroll taxes, employee benefit plan premiums and workers’ compensation insurance. PEO revenues also include professional service fees, which are primarily computed as a percentage of client payroll or on a per check basis.

In determining the pricing of the markup component of its billings, the Company takes into consideration its estimates of the costs directly associated with its worksite employees, including payroll taxes, benefits and workers’ compensation costs, plus an acceptable gross profit margin. As a result, the Company’s operating results are significantly impacted by the Company’s ability to accurately estimate, control and manage its direct costs relative to the revenues derived from the markup component of the Company’s gross billings.

Concentration of credit risk

Credit risk arises from the potential that a counterpart will fail to perform its obligations. The Company is exposed to credit risk related to its account receivable and contract retention receivable. The Company’s receivables are comprised of a number of debtors which minimizes the concentration of credit risk. It is management’s opinion that the Company is not exposed to significant credit risk associated with its accounts receivable and contract retention receivable.

F-7

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
March 31, 2010

Foreign currency translation

The functional currency of the Company is the United States dollar. The Company’s Canadian subsidiary’s financial statements are translated into United States dollars at the exchange rates in effect at the balance sheet date for assets and liabilities and at average rates for the period for revenues and expenses. Resulting exchange differences are accumulated as a component of accumulated other comprehensive loss.

Comprehensive (loss) income

Comprehensive income or loss encompasses net income or loss and “other comprehensive income or loss”, which includes all other non-owner transactions and events that change shareholder’s deficiency. The Company’s other comprehensive loss reflects the effect of foreign currency translation adjustments on the translation of the financial statements from the functional currency of Canadian dollars into the reporting currency of U.S. dollars.

Stock-based compensation

Through December 31, 2005, the Company accounted for stock-based employee compensation in accordance with the provisions of Accounting Principles Board (“APB”) Opinion No. 25 and FASB Interpretation No. 44 “Accounting for Certain Transactions Involving Stock Compensation” and complied with the disclosure requirements of SFAS No. 123 (as modified by SFAS No.48), “Accounting for Stock-Based Compensation”, Under APB No.25 compensation expense was recorded based on difference, if any, between the fair value of the Company’s stock and the exercise price on the measurement date. The Company accounted for stock issued to non-employees in accordance with SFAS No.123, which required entities to recognize as expense over the service period the fair value of all stock based awards on the date of grant and EITF No. 96-18 “Accounting for Equity Investments that are issued to Other Than Employees for Acquiring, or in conjunction with Selling, Goods or Services”, which addressed the measurement date and recognition approach for such transactions.

On January 1, 2006, the Company adopted SFAS No. 123 (revised 2004), “Share-based Payment (“SFAS No.123R”) a revision of SFAS No. 123, “Accounting for Stock Based Compensation”, SFAS No.123R superseded APB Opinion No.25 “Accounting for Stock Issued to Employees” and amended SFAS 95 “Statement of Cash Flows” SFAS No 123R requires that the Company measure the cost of employee services received in exchange for equity awards based on the grant date fair-value of the awards. The cost will be recognized as compensation expense over the vesting period of the awards.

Under this method, the Company began recognizing compensation cost for equity-based compensation for all new or modified grants after the date of adoption. The pro-forma disclosures previously permitted under SFAS No. 123 are no longer an alternative to financial statement recognition.

F-8

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
March 31, 2010

Recovery of long-lived assets

The Company adopted SFAS Statement 144, “Accounting for the Impairment and Disposal of Long-Lived Assets (“SFAS 144”). SFAS 144 requires recognition of impairment losses on long-lived assets when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts.

Advertising expenses

The Company expenses advertising costs as incurred which was $1,851 for the period ended March 31, 2010.

Earnings per share

The Company computes net earnings (loss) per common share in accordance with SFAS No. 128 “Earnings per Share” (“SFAS 128”) and SAB No. 98 (“SAB 98”). Under the provisions of SFAS 128 and SAB 98, the basic net earnings (loss) per common share is computed by dividing the net earnings (loss) available to common stock outstanding during the period. Net earnings (loss) per share on a diluted basis is computed by dividing the net earnings (loss) for the period by the weighted average number of common and dilutive common stock equivalent shares outstanding during the period.

Recent accounting pronouncements

In February 2008, the FASB issued FSP FAS 157-2, Effective Date of FASB Statement No. 157, which delays the effective date of SFAS No. 157 to July 1, 2009, for all nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company believes the adoption of the delayed items of SFAS No. 157 will not have a material impact on our financial statements.

In May 2009, the FASB issued SFAS No. 165, Subsequent Events, which established general accounting standards and disclosure for subsequent events. In accordance with SFAS No. 165, the Company has evaluated subsequent events through the date the financial statements were filed.

In June 2009, the FASB issued SFAS No. 168 -- The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles-a replacement of FASB Statement No. 162. SFAS 168 establishes the FASB Accounting Standards Codification as the single source of authoritative US generally accepted accounting principles recognized by the FASB to be applied to nongovernmental entities. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of SFAS 168 will not have an impact on the Company's financial position, results of operations or cash flows.

F-9

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
March 31, 2010

2.           Acquisitions

On April 15, 2005, the Company entered into a Share Exchange Agreement with Smart-tek Communications, Inc. (“SCI”) and with the sole shareholder of SCI to acquire all of the outstanding shares of SCI.

In exchange for the SCI shares, the Company issued to SCI’s shareholder, 1,000 common shares and 1 Class A Preferred Share of the Company. The preferred share will enable the holder to exercise the voting control over 40% of the Company upon issuance. The remaining 60% voting control is to be assigned to the outstanding common shares of the Company. Such preferred shares shall not be convertible, exchangeable, transferable or otherwise purchased, conveyed or redeemed at any time while outstanding during a two-year period. In addition, the voting power of such preferred share shall decrease over a two year period so as to have 20% voting control 12 months after issuance, 10% voting control over 18 months after issuance and zero voting control 24 months after issuance at which time the preferred shares will be redeemed for no consideration. Subsequently, the preferred share was redeemed.

The acquisition was accounted for as a purchase and the results of SCI’s operations beginning April 16, 2005 are included in the accompanying consolidated statement of operations. The acquisition of assets and liabilities has been recorded at their fair market value at the date of purchase. The Company determined that the historical cost of the assets and liabilities acquired approximated their fair market values given the nature of the assets and liabilities acquired. Purchase price allocation was as follows:

Valuation of shares of common stock and preferred stock	$1

Assets acquired	276,012
Liabilities assumed	(727,324)
451,312

Goodwill	$451,311

3.           Contract Retention Receivable

Under the Builder’s Lien Act (British Columbia), under which the subsidiary SCI operates, for each contract or subcontract a holdback amount is retained by the customer equal to 10% of the greater of:

(a)	The value of the work or materials as they are actually provided under contract or subcontract, and

(b)	The amount of any payment made on account of the contract or subcontract price.

On the request of a contractor or subcontractor, the payment certifier must, within 10 days after the date of the request, determine whether the contract or subcontract has been completed and, if the payment certifier determines that it has been completed, the payment certifier must issue a certificate of completion.

If a certificate of completion is issued with respect to a contract or subcontract, the holdback period expires at the end of 55 days after the certificate of completion is issued.

As of March 31, 2010 and June 30 2009, contract retention receivables were $278,909 and $235,196 respectively.

F-10

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
March 31, 2010

4.           Equipment

			December 31			June 30
		Accumulated	2009		Accumulated	2009
	Cost	Depreciation	Net Book	Cost	Depreciation	Net Book
			Value			Value

Computer equipment & software	$27,170	$5,737	$21,433	$899	$762	$137
Office furniture & equipment	26,194	6,526	19,668	13,202	3,885	9,317
Leasehold improvements	15,617	15,617	-	15,617	15,617	-
Computer equipment under capital lease	2,140	1,869	271	2,140	1,791	349
Automobile	72,468	7,505	64,963	6,158	839	5,319

	$143,589	$37,254	$106,335	$38,016	$22,894	$15,122

5.           Bank Overdraft

At March 31, 2010, bank overdrafts covered by a revolving line of credit were $Nil. The revolving line of credit agreement is between SCI, the Company’s wholly owned subsidiary, and HSBC Bank of Canada. The revolving line of credit facility bears interest at the rate of prime plus 4.50% per annum, allows authorized bank overdrafts of up to $123,050 ($125,000 CDN) and is secured by a shareholder guarantee and $51,959 ($52,783 CDN) in the form of a term deposit. As of March 31, 2010, the Company had written checks of $Nil in excess of the operating line of credit.

Pursuant to the banking facility, the Company’s wholly owned subsidiary is required to maintain minimum equity of $95,150 (CDN$100,000).

6.           Shareholder loans

At March 31, 2010 the Company is indebted to a company controlled by the Company’s president in the amount of $821,756. The loan is unsecured, bears 7.5% interest and has no fixed terms of repayment.

7.           Loans payable

At March 31, 2010, the Company’s loans payable balance was $Nil (June 30, 2009 – $310,265).

8.           Income taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the tax basis of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Deferred income taxes are reported using the liabilities method.

Deferred tax assets are recognized for deductible temporary differences and for carry forwards. Deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

F-11

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
March 31, 2010

8.           Income taxes, continued

The Company generated a deferred tax credit through net operating loss carry forwards. As of June 30, 2009 the company had federal and state net operating loss carry forwards of approximately $6,981,146 that can be used to offset future federal income tax. The federal and state net operating losses are reduced by a valuation allowance, when, in the opinion of management, utilization is not reasonably assured. A valuation allowance of 100% has been established; based on it is more likely than not that some portion or all of the deferred tax credit will not be realized.

At June 30, 2009, STS had available federal net operating loss (NOL) carry forwards of approximately $6,992,146. Under Section 382 of the internal Revenue Code of 1986, as amended, the use of prior losses including NOLs is subject to rules if a corporation undergoes an “ownership change”. Future issuances of equity interests by us for acquisitions or the exercise of outstanding options to purchase our capital stock may result in an ownership change that is large enough for a limitation on the use of NOLs to apply. If the limitation applies, we may be unable to use a material portion of its available NOL carry forwards to reduce future taxable income. The income tax effect of temporary differences between financial and tax reporting gives rise to the deferred tax asset at March 31, 2010 and June 30, 2009 as follows:

	March 31,	June 30,
	2010	2009

Deferred tax asset, beginning	$2,402,420	$2,409,732
Benefit (provision )of current year’s operating loss carry forward (gain)	(236,902)	(7,312)
Deferred tax asset, ending	$2,165,518	$2,402,420

Valuation allowance, beginning	$(2,402,420)	$(2,409,732)
Current year’s loss carry forward (provision)	236,902	(7,312)
Valuation allowance, ending	$(2,165,518)	$(2,402,420)

Deferred tax asset, net	$-	$-

Tax at blended U.S./Canadian statutory rates	(35% )	(35% )
Loss carryover	35%	35%

Tax expense	$-	$-

F-12

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
March 31, 2010

9.           Capital Stock

At March 31, 2010, the Company is authorized to issue:

1.	5,000,000 shares of preferred stock, par value $0.001 per share
2.	500,000,000 shares of common stock, par value $0.001 per share

Common Stock

At March 31, 2010, there are 69,314,124 shares of common stock outstanding.

During the nine month period, the Company issued 45,000,000 common stock of the Company to Brian Bonar, a director of the Company based on the achievement certain milestone targets for annualized sales as set out in the Marketing Partner Agreement dated June 17, 2009.

During the nine month period, the Company issued 23,866,535 common stock of the Company for the settlement of debt.

Preferred Shares

At March 31, 2010, there are no preferred shares outstanding.

10.         Costs and Estimated Earnings on Uncompleted Contracts

	March 31,	June 30,
	2010	2009

Costs incurred on uncompleted contracts	$2,851,299	$1,225,215
Estimated earnings	2,310,429	746,096
	5,161,728	1,971,311

Less: Billings to Date	(5,114,109)	(2,231,814)

	$47,619	$(260,503)

Included in accompanying balance sheets under the following captions:

Costs of uncompleted contracts in excess of billings	$189,865	$37,097
Billings on uncompleted contracts in excess of costs and estimated revenues	(142,246)	(297,600)
	$47,619	$(260,503)

F-13

11.         Related Party Transactions

During the nine month period ended March 31, 2010, the Company’s wholly owned subsidiary paid $839,841 in management salaries to its President and Vice president which included bonuses of $713,488. Consulting fees of $68,641 were also incurred during the period. Such costs have been reflected in the accompanying statement of operations.

Amounts due to officers and directors were $821,756 as of March 31, 2010.

12.         Commitments

Operating leases

The Company’s wholly owned subsidiary Smart-tek Communications Inc. entered into a non-cancellable operating lease for office space on March 1, 2008. Furthermore, the Company’s wholly-owned subsidiary is committed to operating leases for four company vehicles up to April 2014. The minimum payments required under these operating leases for each of the five years subsequent to March 31, 2010 are approximately as follows:

Year ending
June 30

2010	6,121

2011	24,484
2012	19,281
2013	9,212
2014	7,293

Employment agreements

The Company’s wholly owned subsidiary Smart-tek Communications Inc. has annual employment agreements with the president and vice-president and is committed to pay each of them annual salaries of $140,820 (CDN$150,000) along with annual car allowances of $14,082 (CDN$15,000).

Marketing partner agreement

By agreement dated June 30, 2009, the Company entered into a Marketing Partner Agreement with its wholly owned subsidiary, Smart-tek Automated Services, Inc. (“SASI”), and Brian Bonar (“Bonar”), a director of the Company.

Pursuant to the terms of the marketing agreement, Bonar agreed to provide certain services to SASI to promote and market the business of SASI to prospective clients, in consideration of which SASI agreed to pay Bonar a commission consisting of the following: (i) for every US$1,000,000 in annualized gross sales of SASI up to the first US$25,000,000 in annualized sales introduced by Bonar, Bonar will receive 1,800,000 shares of common stock of the Company up to a maximum of 45,000,000 shares of Company’s common stock; and (ii) after an aggregated US$25,000,000 in annualized gross sales by SASI resulting from sales introduced by Bonar, Bonar will receive one percent of annualized gross revenues of SASI for the amounts in excess of US$5,000,000 of annualized gross sales in any given fiscal year payable in cash. The agreement is for an indefinite term and may be terminated by either party without cause on 30 days written notice.

F-14

ANNEX D

JUNE 2009 FORM 10-K

Smart-tek Solutions Inc.
Consolidated Balance Sheets
As of June 30, 2009 and 2008

	2009	2008

Assets
Current assets
Cash and cash equivalents	$73,272	$51,245
Accounts receivable	639,284	597,539
Contract retention receivable	235,196	226,722
Cost of uncompleted contracts in excess of billings	37,097	51,587
Prepaid expenses and deposits	1,376	1,569
Total current assets	986,225	928,662

Equipment, net of accumulated depreciation	15,122	2,747

Goodwill	451,311	451,311

	$1,452,658	$1,382,720

Liabilities
Current liabilities
Bank overdraft	$-	$87,984
Accounts payable and accrued liabilities	408,365	979,694
Bonus payable	240,744	253,021
Billings on uncompleted contracts
in excess of costs and estimated revenues	297,600	254,254
Deferred revenue	12,389	13,667
Loans payable	310,265	-
Shareholder loans	468,134	81,477
Amounts due to officers and directors	400,172	504,871

Total current liabilities	2,137,669	2,174,968

Stockholders’ Deficiency
Preferred stock, $0.001 par value, 5,000,000 shares
authorized, one (1) shares of Class A preferred
issued and outstanding at June 30, 2009 and June 30, 2008	-	-
Common stock: $0.001 par value, 500,000,000, shares
authorized,
447,589 issued and outstanding at June 30, 2009 and
447,589 issued and outstanding at June 30, 2008 respectively	448	448
Additional paid in capital	6,566,464	6,533,964
Accumulated other comprehensive loss	(67,722)	(121,568)
Accumulated deficit	(7,184,201)	(7,205,092)
Total stockholders’ deficiency	(685,011)	(792,248)

	$1,452,658	$1,382,720

See accompanying notes to the consolidated financial statements.

Smart-tek Solutions Inc.
Consolidated Statements of Operations and Comprehensive Loss
For the years ended June 30, 2009 and 2008

	2009	2008

Revenue
Contract revenue	$3,184,401	$3,610,980
Services revenue	88,310	147,624
Other revenue	1,428	6,643
Total revenue	3,274,139	3,765,247

Cost of revenue and service delivery	2,558,706	2,929,110

Gross profit	715,433	836,137

Selling, general and administrative expenses	807,250	3,833,493

Operating loss	(91,817)	(2,997,356)

Other expense
Interest	(44,549)	(62,272)
Settlement of debt	157,257	-

Net income (loss)	20,891	(3,059,628)

Currency translation adjustment	53,846	(17,859)

Comprehensive income (loss)	$74,737	$(3,077,487)

Loss per share, basic and diluted	$0.17	$(8.80)

Weighted average shares outstanding,
basic and diluted	447,589	349,671

See accompanying notes to the consolidated financial statements.

Smart-tek Solutions Inc.
Consolidated Statement of Changes in Stockholders’ Deficiency
For the years ended June 30, 2009 and 2008

	Common Stock
				Accumulated
			Additional	Other
			Paid in	Comprehensive	Accumulated
	Shares	Amount	Capital	Income	Deficit	Total

Balance – June 30, 2007	293,349	$294	$2,934,520	$(103,709)	$(4,145,464)	$(1,314,359)

Fair Value Options issued to employees	-	-	65,000	-	-	65,000

Shares issued for consulting	76,000	76	2,849,924	-	-	2,850,000

Shares issued for settlement of debt	78,240	78	684,520	-	-	684,598

Net Loss	-	-	-	-	(3,059,628)	(3,059,628)

Currency translation adjustment	-	-	-	(17,859)	-	(17,859)

Balance – June 30, 2008	447,589	$448	$6,533,964	$(121,568)	$(7,205,092)	$(792,248)

Fair Value Options issued to employees	-	-	32,500	-	-	32,500

Net Loss	-	-	-	-	20,891	20,891

Currency translation adjustment	-	-	-	53,846	-	53,846

Balance – June 30, 2009	447,589	$448	$6,566,464	$(67,722)	$(7,184,201)	$(685,011)

See accompanying notes to the consolidated financial statements.

Smart-tek Solutions Inc.
Consolidated Statements of Cash Flows
For the years ended June 30, 2009 and 2008

	2009	2008

Operating activities

Net loss	$20,891	$(3,059,628)
Adjustments to reconcile net loss to net cash used in
operating activities

Depreciation and amortization	2,258	5,058
Amortization of deferred compensation	32,500	65,000
Common stock issued for consulting fees	-	2,850,000
Settlement of debt	(157,257)	-

Changes in operating assets and liabilities
Accounts receivable	(41,745)	119,314
Contract retention receivable	(8,474)	(40,626)
Costs of uncompleted contracts in excess of billings	14,490	(1,667)
Prepaid expenses and deposits	193	383
Accounts payable and accrued liabilities	104,261	35,020
Bonus payable	(12,277)	83,753
Billings on uncompleted contracts in excess of costs
and estimated revenues	43,346	(230,835)
Deferred revenue	(1,278)	664
Net cash used in operating activities	(3,092)	(173,564)

Investing activities
Purchase of equipment	(14,633)	-
Net cash used in investing activities	(14,633)	-

Financing activities
(Decrease) Increase in bank overdraft, net	(87,984)	(60,191)
Proceeds from shareholders loan	79,288	140,722
Proceeds from officer and directors	(5,398)	121,353
Proceeds from (repayment) of related party debt	-	(6,235)
Net cash provided by financing activities	(14,094)	195,649

Effects of exchange rates on cash	53,846	(17,859)

Net increase (decrease) in cash	22,027	4,226

Cash, beginning of period	51,245	47,019

Cash, end of period	$73,272	$51,245

Supplemental cash flow information

Interest paid	$4,382	$62,272

See accompanying notes to the consolidated financial statements.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

1.           Summary of significant accounting policies

Nature of operations, basis of financial statement presentation

In August 2005, the Company changed its name from Royce Biomedical Inc. to Smart-tek Solutions Inc. (“STS” or the “Company”) to better reflect its new business activities. STS was incorporated in Nevada on March 22, 1995.

Between August 1995 and June 1998, the Company manufactured and sold diagnostic test kits used to detect pregnancy, thyroid disorders and other medical conditions. The Company assembled its diagnostic testing kits at its laboratory in Irvine, California. The Company closed this facility in April 1998. In order to penetrate the Chinese Immunodiagnostic market quickly, the Company signed an agreement in April 1999 with Xili Pharmaceutical Group, Inc. (“Xili”) of the People’s Republic of China, to market and distribute H. Pylori Diagnostic test kits supplied by the Company. In addition to supplying H. Pylori diagnostic test kits supplied by the Company. In addition to supplying H. Pylori test kits to Xili, the Company had provided clinical data and training to Xili personnel.

Xili Pharmaceutical Group, Inc. through its subsidiary, Xili USA, Inc. owned approximately 44% of the outstanding common shares of the Company through December 5, 2004 and is controlled by Dr. Yan Xiao Wen, who is also the former Chairman of the Company’s Board of Directors. At December 31, 2007, Xili USA, Inc., owns approximately 2.1% of the outstanding common shares of the Company.

In March 2005, the Company entered into a Letter of Intent to acquire Smart-tek Communications, Inc. (“SCI”) a British Columbia based security design and installation contractor. Pursuant to a Share Exchange Agreement executed in April 2005. SCI became a wholly-owned subsidiary of the Company. As a result of this acquisition, the Company has ceased all ongoing business relationships with Xili and will direct its efforts to effectively operate and expand in the security sector.

Pursuant to the share exchange agreement, the Company issued 1,000 shares of its common stock and 1 share of Class A preferred stock in return for all outstanding shares of SCI. The acquisition has been accounted for as a purchase (see Note 2).

Smart-tek Communications Inc. (“SCI”) was incorporated on October 29, 1996 in the Province of British Columbia, Canada. The Company specializes in the design, sale, installation and service of security technology with electronic hardware and software products. Projects range from residential and commercial developments to system upgrades and monitoring contracts. Customers include major developers, general and electrical contractors, hospitals, Crown Corporations, law enforcement agencies and retail facilities. Currently, 100% of the Company’s operations are in Canada.

On February 11, 2009, Smart-tek Automated Services Inc., a wholly owned subsidiary of the Company was incorporated in the State of Nevada. Smart-tek Automated Services Inc. will provide integrated and cost-effective management solutions in the area of human resources for public and private companies.

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the following significant accounting policies:

Principles of consolidation

The consolidated financial statements include the accounts of Smart-tek Solutions Inc., and its wholly-owned subsidiaries Smart-tek Communications Inc. and Smart-tek Automated Services Inc. Significant inter-company transactions have been eliminated in consolidation.

Accounts Receivable

The Company reports accounts receivable at net realizable value. The Company’s term of sale provide the basis for when accounts become delinquent or past due. The Company provides an allowance for doubtful accounts, when necessary, equal to the estimated uncollectible amounts. There is an allowance for doubtful accounts as of June 30, 2009 of $3,871 (2008 – $8,890).

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

Equipment

Equipment, including computer equipment under capital lease agreements, is recorded at cost and depreciated using accelerated methods over the estimated useful lives of the related assets ranging from 3 to 5 years. The Company reviews the carrying value of long-term assets to be held and used when events and circumstances warrant such a review. If the carrying value of a long-lived asset is considered impaired, a loss is recognized based on the amount by which the carrying value exceeds the fair market value. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. The cost of normal maintenance and repairs is charged to operations as incurred. Major overhaul that extends the useful life of existing assets is capitalized. When equipment is retired or disposed, the costs and related accumulated depreciation are eliminated and the resulting profit or loss is recognized in income.

Financial instruments

The Company’s financial instruments consist of cash and cash equivalents, accounts receivables, contract retention receivable, bank overdraft, accounts payable and accrued liabilities, amounts due to officers and directors, shareholder loans and related party loans. The fair value of these financial instruments approximate their carrying value due to the short maturities of these instruments, unless otherwise noted.

Interest rate risk arises on the various rates at which the Company has obtained certain long-term debt and related party loans. However, the Company expects to repay these obligations in full either at maturity or at terms set out in the specific agreements. Consequently, risk related to fluctuations on the bank prime is minimal. The remaining balance of long-term debt, obligations under capital lease and amount due to related parties are based on fixed terms of interest. The Company expects to repay these amounts in full, thereby minimizing interest rate risk.

Cash and equivalents

Cash and equivalents include investments with initial maturities of three months or less.

Income taxes

In accordance with SFAS No. 109, “Accounting for Income Taxes”, the Company uses the asset and liability method to account for income taxes, including recognition of deferred tax assets for the anticipated future tax consequences attributable to differences between financial statement amounts and their respective tax bases. The Company reviews its deferred tax asset for recovery and a valuation allowance is established when the Company believes that it is more likely than not that some portion of its deferred tax asset will not be realized. Changes in valuation allowances from period to period are included in the Company’s tax provision in the period of change.

Goodwill and intangible assets

The Company accounts for goodwill and intangible assets pursuant to SFAS No. 142, “Goodwill and Other Intangible Assets”. Under SFAS 142, intangibles with definite lives continue to be amortized on a straight-line basis over the lesser of their estimated useful lives or contractual terms. Goodwill and intangibles with indefinite lives are evaluated at least annually for impairment by comparing the asset’s estimated fair values with its carrying value, based on cash flow methodology.

Use of estimates

The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and related disclosures. Specific areas, among others, requiring the application of management’s estimates and judgment includes assumptions pertaining to credit. Worthiness of customers, percentage of completion and related costs for contracts in progress, interest rates, useful lives of assets, future cost trends, tax strategies, and other external market and economic conditions. Actual results could differ from estimates and assumptions made.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

Revenue recognition

The Company accounts for its construction projects using the percentage of completion method, measured using the cost-to-cost method. This method of accounting requires a calculation of job profit to be recognized in each reporting period for each contract abased upon estimates of future outcomes, which include:

  Estimates of total cost to complete the contract;
  Estimates of contract schedule and completion date;
  Estimates of the percentage the contract is complete; and
  Amounts of any probable unapproved claims and change orders included in revenue.

At the outset of each contract, a detailed analysis of estimated cost to complete the contract is prepared. Periodically, evaluation of the estimated cost, claims, change orders and percentage of completion at the project level will be performed. The recording of profits and losses on long-term contracts requires an estimate of the total profit and loss over the life of each contract. This estimate requires consideration of contract revenues, change orders and claims, less cost incurred and estimated costs to complete. Anticipated losses on contracts are recorded in full in the period in which they become evident. Profits are recorded based upon the total estimated contract profit times the current percentage of completion for the contract.

When calculating the amount of total profit or loss on a long-term contract, unapproved claims are recorded as revenue when collection is deemed probable based upon the four criteria for recognizing unapproved claims under the AICPA Statement of Position 81-1 (“SOP 81-1”) Accounting for Performance of Construction Type and Certain Production Type Contracts. The Company is actively engaged in claims negotiations with customers and the success of the claims negotiations have a direct impact on the profit or loss recorded for any long-term contract. On a quarterly basis, significant contracts are reviewed. However, there are many factors that impact future costs, including but not limited to, weather, inflation, labor and community disruptions, timely availability of materials, productivity and other factors. These factors can affect the accuracy of our estimates and materially impact our future earnings.

The company also provides various other services to customers not covered under construction contracts such as equipment repairs. The revenue from the provision of these types of services is recorded once the specific job is complete.

Concentration of credit risk

Credit risk arises from the potential that a counterpart will fail to perform its obligations. The Company is exposed to credit risk related to its account receivable and contract retention receivable. The Company’s receivables are comprised of a number of debtors which minimizes the concentration of credit risk. It is management’s opinion that the Company is not exposed to significant credit risk associated with its accounts receivable and contract retention receivable.

Foreign currency translation

The functional currency of the Company is the United States dollar. The Company’s Canadian subsidiary’s financial statements are translated into United States dollars at the exchange rates in effect at the balance sheet date for assets and liabilities and at average rates for the period for revenues and expenses. Resulting exchange differences are accumulated as a component of accumulated other comprehensive loss.

Comprehensive (loss) income

Comprehensive income or loss encompasses net income or loss and “other comprehensive income or loss”, which includes all other non-owner transactions and events that change shareholder’s deficiency. The Company’s other comprehensive loss reflects the effect of foreign currency translation adjustments on the translation of the financial statements from the functional currency of Canadian dollars into the reporting currency of U.S. dollars.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

Stock-based compensation

Through December 31, 2005, the Company accounted for stock-based employee compensation in accordance with the provisions of Accounting Principles Board (“APB”) Opinion No. 25 and FASB Interpretation No. 44 “Accounting for Certain Transactions Involving Stock Compensation” and complied with the disclosure requirements of SFAS No. 123 (as modified by SFAS No.48), “Accounting for Stock-Based Compensation”, Under APB No.25 compensation expense was recorded based on difference, if any, between the fair value of the Company’s stock and the exercise price on the measurement date. The Company accounted for stock issued to non-employees in accordance with SFAS No.123, which required entities to recognize as expense over the service period the fair value of all stock based awards on the date of grant and EITF No. 96-18 “Accounting for Equity Investments that are issued to Other Than Employees for Acquiring, or in conjunction with Selling, Goods or Services”, which addressed the measurement date and recognition approach for such transactions.

On January 1, 2006, the Company adopted SFAS No. 123 (revised 2004), “Share-based Payment (“SFAS No.123R”) a revision of SFAS No. 123, “Accounting for Stock Based Compensation”, SFAS No.123R superseded APB Opinion No.25 “Accounting for Stock Issued to Employees” and amended SFAS 95 “Statement of Cash Flows” SFAS No 123R requires that the Company measure the cost of employee services received in exchange for equity awards based on the grant date fair-value of the awards. The cost will be recognized as compensation expense over the vesting period of the awards.

Under this method, the Company began recognizing compensation cost for equity-based compensation for all new or modified grants after the date of adoption. The pro-forma disclosures previously permitted under SFAS No. 123 are no longer an alternative to financial statement recognition.

In addition, the Company now recognizes the unvested portion of the grant date fair value of awards issued prior to adoption based on the fair values previously calculated for disclosure purposes over the remaining vesting period of the outstanding options and warrants. Accordingly, the Company recognizes compensation cost for equity-based compensation for all new or modified grants issued after December 31, 2005.

The Company had two partially vested stock options outstanding at December 31, 2005 pursuant to employment agreements entered into between the Company’s and its president and vice-president. Under these agreements, the Company issued options to purchase up to 650,000 shares of its common stock at a purchase price of $0.15 per share that vest in equal quarterly installments over a three (3) year period. The Company calculated the fair value of the options to be 195,000 using our option pricing model, of which $32,500 was recognized as expense during the year ended June 30, 2009.

In addition, commencing January 1, 2006, the Company is required to recognize the unvested portion of the grant date fair value of awards issued prior to the adoption of SFAS No. 123R based on the fair values previously calculated for disclosure purposes over the remaining vesting period of the outstanding stock options and warrants. At June 30, 2009, the value of the unvested options was $Nil.

Recovery of long-lived assets

The Company adopted SFAS Statement 144, “Accounting for the Impairment and Disposal of Long-Lived Assets (“SFAS 144”). SFAS 144 requires recognition of impairment losses on long-lived assets when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts.

Advertising expenses

The Company expenses advertising costs as incurred which was $1,110 for the year ended June 30, 2009.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

Loss per share

The Company computes net earnings (loss) per common share in accordance with SFAS No. 128 “Earnings per Share” (“SFAS 128”) and SAB No. 98 (“SAB 98”). Under the provisions of SFAS 128 and SAB 98, the basic net earnings (loss) per common share is computed by dividing the net earnings (loss) available to common stock outstanding during the period. Net earnings (loss) per share on a diluted basis is computed by dividing the net earnings (loss) for the period by the weighted average number of common and dilutive common stock equivalent shares outstanding during the period.

Recent accounting pronouncements

In February 2008, the FASB issued FSP FAS 157-2, Effective Date of FASB Statement No. 157, which delays the effective date of SFAS No. 157 to July 1, 2009, for all nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company believes the adoption of the delayed items of SFAS No. 157 will not have a material impact on our financial statements.

In May 2009, the FASB issued SFAS No. 165, Subsequent Events, which established general accounting standards and disclosure for subsequent events. In accordance with SFAS No. 165, the Company has evaluated subsequent events through the date the financial statements were filed.

In June 2009, the FASB issued SFAS No. 168 -- The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles-a replacement of FASB Statement No. 162. SFAS 168 establishes the FASB Accounting Standards Codification as the single source of authoritative US generally accepted accounting principles recognized by the FASB to be applied to nongovernmental entities. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of SFAS 168 will not have an impact on the Company's financial position, results of operations or cash flows.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred net income of $20,891 and cash flow from operations of ($3,092) during the year ended June 30, 2009, and had a working capital deficiency of $1,151,444 and a stockholders’ deficiency of $685,011. These matters raise substantial doubt about its ability to continue as a going concern. Management believes that actions are presently being taken to revise the Company’s operating results. Management believes that the Company will have adequate cash to fund anticipated needs through June 30, 2010 and beyond primarily as a result of our contract backlog. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company does not have any significant available credit, bank financing or other external sources of liquidity. Due to historical operating losses, the Company’s operations have not been a source of liquidity and the Company has satisfied its cash requirements through shareholder loans and deferral of salary payments to its officers. In order to obtain necessary capital, the Company may need to sell additional shares of its common stock or borrow funds from private lenders. There is no assurance that the Company will be able to secure additional financing or that it can be secured at rates acceptable to the Company. In addition, should the Company be required to either issue stock for services or to secure equity funding, due to the lack of liquidity in the market for the Company’s stock such financing would result in significant dilution to its existing shareholders.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

2.           Acquisitions

On April 15, 2005, the Company entered into a Share Exchange Agreement with Smart-tek Communications, Inc. (“SCI”) and with the sole shareholder of SCI to acquire all of the outstanding shares of SCI.

In exchange for the SCI shares, the Company issued to SCI’s shareholder, 1,000 common shares and 1 Class A Preferred Share of the Company. The preferred share will enable the holder to exercise the voting control over 40% of the Company upon issuance. The remaining 60% voting control is to be assigned to the outstanding common shares of the Company. Such preferred shares shall not be convertible, exchangeable, transferable or otherwise purchased, conveyed or redeemed at any time while outstanding during a two-year period. In addition, the voting power of such preferred share shall decrease over a two year period so as to have 20% voting control 12 months after issuance, 10% voting control over 18 months after issuance and zero voting control 24 months after issuance at which time the preferred shares will be redeemed for no consideration.

The acquisition was accounted for as a purchase and the results of SCI’s operations beginning April 16, 2005 are included in the accompanying consolidated statement of operations. The acquisition of assets and liabilities has been recorded at their fair market value at the date of purchase. The Company determined that the historical cost of the assets and liabilities acquired approximated their fair market values given the nature of the assets and liabilities acquired. Purchase price allocation was as follows:

Valuation of shares of common stock and preferred stock	$1

Assets acquired	276,012
Liabilities assumed	(727,324)
451,312

Goodwill	$451,311

3.           Contract Retention Receivable

Under the Builder’s Lien Act (British Columbia), under which the subsidiary SCI operates, for each contract or subcontract a holdback amount is retained by the customer equal to 10% of the greater of:

(a)	The value of the work or materials as they are actually provided under contract or subcontract, and
(b)	The amount of any payment made on account of the contract or subcontract price.

On the request of a contractor or subcontractor, the payment certifier must, within 10 days after the date of the request, determine whether the contract or subcontract has been completed and, if the payment certifier determines that it has been completed, the payment certifier must issue a certificate of completion.

If a certificate of completion is issued with respect to a contract or subcontract, the holdback period expires at the end of 55 days after the certificate of completion is issued.

As of June 30, 2009 and June 30 2008, contract retention receivables were $235,196 and $226,722 respectively.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

4.           Equipment

			June 30			June 30
		Accumulated	2009		Accumulated	2008
	Cost	Depreciation	Net Book	Cost	Depreciation	Net Book
			Value			Value

Computer equipment & software	$899	$762	$137	$899	$706	$193
Office furniture & equipment	13,202	3,885	9,317	4,727	2,657	2,070
Leasehold improvements	15,617	15,617	-	15,617	15,617	-
Computer equipment under
capital lease	2,140	1,791	349	2,140	1,656	484
Automobile	6,158	839	5,319	-	-	-

	$38,016	$22,894	$15,122	$23,383	$20,636	$2,747

5.           Bank Overdraft

At June 30, 2009, bank overdrafts covered by a revolving line of credit were $Nil. The revolving line of credit agreement is between SCI, the Company’s wholly owned subsidiary, and HSBC Bank of Canada. The revolving line of credit facility bears interest at the rate of prime plus 4.50% per annum, allows authorized bank overdrafts of up to $107,475 ($125,000 CDN) and is secured by a shareholder guarantee and $45,350 ($52,745 CDN) in the form of a term deposit. As of June 30, 2009, the Company had written checks of $Nil in excess of the operating line of credit.

Pursuant to the banking facility, the Company’s wholly owned subsidiary is required to maintain minimum equity of $85,980 (CDN$100,000). The Company’s wholly owned subsidiary is not in compliance with this condition at June 30, 2009.

6.           Shareholder loans

At June 30, 2009 the Company is indebted to a company controlled by the Company’s president in the amount of $468,134. The loan is unsecured, bears 7.5% interest and has no fixed terms of repayment.

7.           Loans payable

At June 30, 2009, the Company has outstanding loans payable in the amount of $310,265. The loans are unsecured, bear no interest and have no fixed terms of repayment.

8.           Income taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the tax basis of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Deferred income taxes are reported using the liabilities method.

Deferred tax assets are recognized for deductible temporary differences and for carry forwards. Deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

8.           Income taxes, continued

The Company generated a deferred tax credit through net operating loss carry forwards. As of June 30, 2009 the company had federal and state net operating loss carry forwards of approximately $6,981,146 that can be used to offset future federal income tax. The federal and state net operating losses are reduced by a valuation allowance, when, in the opinion of management, utilization is not reasonably assured. A valuation allowance of 100% has been established; based on it is more likely than not that some portion or all of the deferred tax credit will not be realized.

At June 30, 2009, STS had available federal net operating loss (NOL) carry forwards of approximately $6,992,146. Under Section 382 of the internal Revenue Code of 1986, as amended, the use of prior losses including NOLs is subject to rules if a corporation undergoes an “ownership change”. Future issuances of equity interests by us for acquisitions or the exercise of outstanding options to purchase our capital stock may result in an ownership change that is large enough for a limitation on the use of NOLs to apply. If the limitation applies, we may be unable to use a material portion of its available NOL carry forwards to reduce future taxable income. The income tax effect of temporary differences between financial and tax reporting gives rise to the deferred tax asset at June 30, 2009 and June 30, 2008 as follows:

	2009	2008

Deferred tax asset, beginning	$2,409,732	$1,338,862
Benefit (provision )of current year’s operating loss carry forward
(gain)	(7,312)	1,070,870
Deferred tax asset, ending	$2,402,420	$2,409,732

Valuation allowance, beginning	$(2409,732)	$(1,338,862)
Current year’s loss carry forward (provision)	7,312	(1,070,870)
Valuation allowance, ending	$(2,402,420)	$(2,409,732)

Deferred tax asset, net	$-	$-

Tax at blended U.S./Canadian statutory rates	(35% )	(35% )
Loss carryover	35%	35%

Tax expense	$-	$-

9.           Common Stock

At June 30, 2009, the Company is authorized to issue:

1.      5,000,000 shares of preferred stock, par value $0.001 per share
2.      500,000,000 shares of common stock, par value $0.001 per share

At June 30, 2009, there are 447,589 shares of common stock outstanding.

During the period a 250 for 1 reverse split was approved for the outstanding shares of the Company. The result of the reverse split was a reduction of issued and outstanding shares from 111,812,971 to 447,589. The reverse split has been reflected in the prior year for comparative purposes.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

9.           Common Stock continued

Preferred Stock

Pursuant to the share exchange agreement dated April 15, 2005, the Company agreed to issue one share of Class A preferred stock to the sole shareholder of SCI, Perry Law. The preferred share will enable the holder to exercise the voting control of 40% of the Company upon issuance. The remaining 60% voting control is to be assigned to the outstanding common shares of the Company. Such preferred shares shall not be convertible, exchangeable, transferable or otherwise purchased, conveyed or redeemed at any time while outstanding during a two-year period. In addition, the voting power of such preferred share shall decrease over such two-year period so as to have 20% voting control 12 months after issuance, 10% voting control 18 months after issuance and zero voting control 24 months after issuance, at which time the preferred share will be redeemed by the Company for no consideration.

2005 Stock Incentive Plan

During fiscal 2005, pursuant to provisions under the plans, the Company’s Board of Directors cancelled all existing stock option and incentive plans.

The following description applies to the stock incentive plan that was subsequently adopted on May 27, 2005; 1,300,000 options have been granted under this plan as of the date of this filing.

We have reserved for issuance an aggregate of 25,000,000 shares of common stock under the 2005 Stock Incentive Plan. This plan is intended to encourage directors, officers, employees and consultants to acquire ownership of common stock. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for our continued success and growth, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future.

Officers (including officers who are members of the board of directors), directors and other employees and consultants of STS and its subsidiaries will be eligible to receive options under the stock incentive plan. The committee will administer the stock incentive plan and will determine those persons to whom options will be granted, the number of options to be granted, the provisions applicable to each grant and the time periods during which the options may be exercised. No options may be granted more than ten years after the date of the adoption of the stock incentive plan.

Non-qualified stock options will be granted by the committee with an option price equal to the fair market value of the shares of common stock to which the non-qualified stock option relates on the date of grant. The committee may, in its discretion, determine to price the non-qualified option at a different price. In no event may the option price with respect to an incentive stock option granted under the stock option plan be less than the fair market value of such common stock to which the incentive stock option relates on the date the incentive stock option is granted.

Each option granted under the stock incentive plan will be exercisable for a term of not more than ten years after the date of grant. Certain other restrictions will apply in connection with this plan when some awards may be exercised. In the event of a change of control (as defined in the stock incentive plan); the date on which all options outstanding under the stock incentive plan may first be exercised will be accelerated. Generally, all options terminate 90 days after a change of control.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

9.           Common Stock, continued 2005 Stock Incentive Plan, continued

At June 30, 2008, options outstanding are as follows:

		Average
	Shares	Exercise Price
Balance at July 1, 2008	1,300,000	$0.15
Granted	-	-
Exercised	-	-
Cancelled	-	-
Balance at June 30, 2009	1,300,000	$0.15

Additional information regarding options outstanding as of June 30, 2009 is as follows:

		Options outstanding		Options exercisable
		Weighted average	Weighted		Weighted
		remaining	average		average
Exercise	Number	contractual life	exercise		exercise
price	outstanding	(years)	price	Number	price

$ 0.15	1,300,000	8.00	$ 0.15	1,300,000	$ 0.15

The Company had two partially vested stock options outstanding at December 31, 2005 pursuant to employment agreements entered into between the Company's and its president and vice-president. Under these agreements, the Company issued options to purchase up to 650,000 shares of its common stock at a purchase price of $0.15 per share that vest in equal quarterly installments over a three (3) year period. The Company calculated the fair value of the options to be $195,000 using an option pricing model, of which $32,500 was recognized as expense during the year ended June 30, 2009.

In addition, commencing January 1, 2006, the Company is required to recognize the unvested portion of the grant date fair value of awards issued prior to the adoption of SFAS No. 123R based on the fair values previously calculated for disclosure purposes over the remaining vesting period of the outstanding stock options and warrants. At June 30, 2009, the value of the unvested options was $Nil.

10.         Costs and Estimated Earnings on Uncompleted Contracts

	2009	2008

Costs incurred on uncompleted contracts	$1,225,215	$1,520,914
Estimated earnings	746,096	1,013,756
	1,971,311	2,534,670

Less: Billings to Date	(2,231,814)	(2,737,337)

	$(260,503)	$(202,667)

Included in accompanying balance sheets under the following captions:
Costs of uncompleted contracts in excess of billings	37,097	51,587
Billings on uncompleted contracts in excess of costs and	$(297,600)	$(254,254)
estimated revenues
	$(260,503)	$(202,667)

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

11.         Related Party Transactions

During the year ended June 30, 2009, the Company’s wholly owned subsidiary paid $401,732 in management salaries to its President and Vice president which included bonuses of $240,072 and consulting fees of $70,303. Such costs have been reflected in the accompanying statement of operations.

Amounts due to officers and directors were $400,172 as of June 30, 2009.

12.         Commitments

Operating leases

The Company’s wholly owned subsidiary Smart-tek Communications Inc. entered into a non-cancellable operating lease for office space on March 1, 2008. Furthermore, the Company’s wholly-owned subsidiary is committed to operating leases for four company vehicles up to April 2014. The minimum payments required under these operating leases for each of the five years subsequent to June 30, 2009 are approximately as follows:

Year ending
June 30
2010	37,008
2011	22,423
2012	17,659
2013	8,437
2014	6,679

Employment agreements

The Company’s wholly owned subsidiary Smart-tek Communications Inc. has annual employment agreements with the president and vice-president and is committed to pay each of them annual salaries of $128,970 (CDN$150,000) along with annual car allowances of $12,897 (CDN$15,000).

Marketing partner agreement

By agreement dated June 30, 2009, the Company entered into a Marketing Partner Agreement with its wholly owned subsidiary, Smart-tek Automated Services, Inc. (“SASI”), and Brian Bonar (“Bonar”), a director of the Company.

Pursuant to the terms of the marketing agreement, Bonar agreed to provide certain services to SASI to promote and market the business of SASI to prospective clients, in consideration of which SASI agreed to pay Bonar a commission consisting of the following: (i) for every US$1,000,000 in annualized gross sales of SASI up to the first US$25,000,000 in annualized sales introduced by Bonar, Bonar will receive 1,800,000 shares of common stock of the Company up to a maximum of 45,000,000 shares of Company’s common stock; and (ii) after an aggregated US$25,000,000 in annualized gross sales by SASI resulting from sales introduced by Bonar, Bonar will receive one percent of annualized gross revenues of SASI for the amounts in excess of US$5,000,000 of annualized gross sales in any given fiscal year payable in cash. The agreement is for an indefinite term and may be terminated by either party without cause on 30 days written notice.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

12.         Commitments, continued

Settlement agreement

During the year, the Company entered into a settlement agreement with Richardson & Patel LLP (“RP”) for unpaid legal fees. RP claimed the Company owed RP $307,257.22 as of May 31, 2009 for legal services rendered, costs advanced, and accrued interest, plus addition interest since that date and collection fees and costs. RP and the Company have agreed to a payment schedule in full settlement of the debt.

The Company shall make payments of $10,000 per month until payments in the aggregate of $200,000 have been paid to RP. The first payment shall be due and delivered to RP no later than August 1, 2009. Each subsequent payment shall be due and delivered to RP no later than the 1st of each month thereafter.

The Company has the right, but not the obligation, to pay an aggregate of $150,000 in full satisfaction of the settlement payments set forth in the prior paragraph on the condition that the full $150,000 sum is paid in good funds and delivered to RP on or before November 1, 2009.

Subsequent to June 30, 2009 Perry Law, CEO, CFO and a director of the Company, agreed to make and deliver a guarantee on any amount due or owing by the Company to Richardson & Patel LLP.

13.         Legal Proceedings

On April 28, 2006, the Company has filed a complaint in the Superior Court for the State of California, against RFID, Ltd., a publicly traded company on the Pink Sheets. The Complaint alleges causes of action against RFID, Ltd., for 1) Defamation Per Se; 2) Intentional Interference with Contractual Relations; 3) Intentional Interference with Prospective Economic Advantage and 4) Unfair Competition (Violation of the California Business & Professions Code section 17200). The Complaint alleges that RFID, Ltd., who described itself as a competitor of Smart-tek Solutions, Inc., made a series of false and misleading representations about Smart-tek Solutions, Inc. and its development of its RTAC-PM system. The Complaint filed by Smart-tek Solutions, Inc. seeks monetary damages in excess of $10 million and equitable relief as a result of RFID, Ltd.’s conduct.

On May 9, 2006, the Company filed a Complaint in the District Court of Clark County, Nevada against the owners and operators of Stocklemon.com (“Stocklemon”). The Complaint alleges causes of action for (1) Defamation; (2) Intentional Interference with Contractual Relations; (3) Intentional Interference with Prospective Economic Advantage and (4) Violation of State Securities Laws. The Complaint alleges that Stocklemon made a series of provably false assertions of fact and other misleading statements concerning Smart-tek Solutions, Inc.’s financial affairs and business activities. The Complaint further alleges that Stocklemon intentionally sought to damage Plaintiff’s value, contractual relationships and expectancies via the misrepresentations and misleading statements contained in a Stocklemon report issued on or about April 4, 2006. The Complaint further alleges that Stocklemon utilized the “Report” and the untrue statements of material fact contained therein to deliberately manipulate the market for personal gain.

The Complaint filed by Smart-tek Solutions, Inc. seeks compensatory and punitive damages in excess of $100 million and equitable relief against Stocklemon. While the Company remains adamant that it was wronged and damaged by the Stocklemon report, the Company was not able to continue to afford the cost of legal actions and has temporarily suspended their legal efforts and its attorney’s have filed a petition to be removed as legal representatives of the Company in this complaint.

Smart-tek Solutions Inc.
Notes to the Consolidated Financial Statements
June 30, 2009

14.         Concentrations of risk

At June 30, 2009, three customers accounted for 49% (2008 – two significant customers accounted for 30%) of trade accounts receivable.

For the year ended June 30, 2009, two significant customers accounted for 26% (2008 – two significant customers accounted for 32%) of revenue and the customers individually accounted for more than 10% (2008 – 10%) of revenue.

For the year ended June 30, 2009, two significant suppliers accounted for 29% (2008 – three significant suppliers accounted for 41%) of purchases.

For the year ended June 30, 2009, 100% of the Company’s sales and accounts receivable arose from sales to Canadian customers.

15.         Subsequent events

Subsequent to June 30, 2009, the Company issued 45,000,000 common stock of the Company to Brian Bonar, a director of the Company based on the achievement certain milestone targets for annualized sales as set out in the Marketing Partner Agreement dated June 17, 2009.

Subsequent to June 30, 2009, the Company issued 23,866,535 shares of common stock of the Company in settlement of debt totaling $310,265.

PROXY
SPECIAL MEETING
(the “Meeting”)
OF SHAREHOLDERS OF

SMART-TEK SOLUTIONS, INC.	RESOLUTIONS
(the “Corporation”)	(For full details of each item, please see the accompanying Proxy Statement)

TO BE HELD AT 11838 BERNARDO PLAZA CT., SUITE 240, SAN DIEGO, CA 92128, ON ____________ 2010, AT 10:00 A.M. (PACIFIC TIME).

The undersigned shareholder (“Registered Shareholder”) of the Corporation hereby appoints, Brian Bonar, the President and Chief Executive Officer of the Corporation, or failing him, Jim Downey the Chief Financial Officer of the Corporation, or in the place of the foregoing, Owen Naccarato (print the name), as proxy holder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting, and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxy holder to vote the securities of the Corporation registered in the name of the Registered Shareholder as specified herein. The Registered Shareholder hereby revokes any proxy previously given.

REGISTERED SHAREHOLDER SIGN HERE:

			For	Against	Abstain
	1.	Approve the sale of our wholly owned subsidiary Smart-Tek Communications Inc. to its president and founder Perry Law:	[ ]	[ ]	[ ]

X

DATE SIGNED

THIS PROXY MUST BE SIGNED AND DATED.
SEE IMPORTANT INSTRUCTIONS ON REVERSE.

     INSTRUCTIONS FOR COMPLETION OF PROXY

This Proxy is solicited by the Management of the Corporation.
This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the Corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarized copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxy holder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by the Corporation.

A Registered Shareholder, who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineer before the Meeting begins. A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

  appoint one of the designated persons named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote.

OR

  appoint another proxyholder, who need not be a Registered Shareholder of the Corporation, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If no designation in favour of or against any matter set out above is made, the management designees, if named as proxy, will vote “FOR” all matters set out herein. This form of proxy confers discretionary authority upon the management designees or other persons named as proxy with respect to any amendment or variation of any of the proposals set out above or other matters which may properly come before the Meeting.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineer before the commencement of the Meeting and revoke, in writing, all prior proxies.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, voting instructions must be DEPOSITED at the Corporation’s office, by mail or by fax, at any time up 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting. The Chair of the Meeting has the discretion to accept proxies received less than 48 hours prior to the Meeting. Proxies may be transmitted by facsimile or telecopy.

Voting by mail:

11838 BERNARDO PLAZA
CT., SUITE 240, SAN DIEGO, Attention: Brian Bonar
CA 92128,